UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-1352

Fidelity Devonshire Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Equity-Income Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	(5.91)%	7.28%	12.61%
Class K	(5.81)%	7.40%	12.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$32,799	Fidelity® Equity-Income Fund
$35,126	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength resulted in each advancing about 3%.

Comments from Lead Portfolio Manager Ramona Persaud:  For the fiscal year, the fund's Retail Class shares returned -5.91%, lagging the -4.76% result of the benchmark Russell 3000® Value Index. The fund’s underperformance of the benchmark was primarily due to my focus on value and downside protection. The fund trailed the benchmark for most of the period, as growth stocks rallied, but outperformed in the fourth quarter of 2018, when volatility hit the markets. For the full year, industry positioning detracted versus the benchmark, as did security selection, but to a lesser extent. Stock picking and an overweighting in consumer staples hurt most, followed by positioning in health care and choices in financials and materials. Conversely, stock choices and an overweighting in information technology helped most versus the benchmark. My picks in energy and consumer discretionary also helped our relative result. The fund's cash position of about 5%, on average, this period was another plus. The fund's foreign holdings detracted overall, hampered in part by a broadly stronger U.S. dollar. Included was an out-of-benchmark position in British American Tobacco. The stock declined due to concerns about competition for tobacco alternatives, as well as the possibility of tighter regulation. Meanwhile, a large position in Chicago-based utilities firm Exelon was the fund's top contributor. The company specializes in nuclear power, as well as solar, wind, gas and hydroelectric generating power plants. As regulatory support for nuclear generation improved the past 12 months, the stock rose.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
JPMorgan Chase & Co.	4.1
Verizon Communications, Inc.	3.8
Cisco Systems, Inc.	3.6
Johnson & Johnson	3.5
Bank of America Corp.	3.2
Wells Fargo & Co.	3.2
United Technologies Corp.	2.4
Chevron Corp.	2.3
Citigroup, Inc.	2.3
The Blackstone Group LP	2.3
30.7

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	23.2
Health Care	14.3
Information Technology	11.4
Energy	10.3
Industrials	8.3

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	96.5%
Bonds	0.1%
Convertible Securities	0.3%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

 * Foreign investments - 12.6%

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	892,689	$26,834
Verizon Communications, Inc.	3,977,860	219,021
		245,855
Entertainment - 0.6%
The Walt Disney Co.	295,700	32,976
Media - 2.4%
Comcast Corp. Class A	2,966,088	108,470
Interpublic Group of Companies, Inc.	832,900	18,948
Omnicom Group, Inc.	203,900	15,880
		143,298
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	1,443	100

TOTAL COMMUNICATION SERVICES		422,229

CONSUMER DISCRETIONARY - 5.7%
Automobiles - 0.7%
General Motors Co.	1,036,300	40,436
Hotels, Restaurants & Leisure - 3.1%
Cedar Fair LP (depositary unit)	353,100	19,526
Dunkin' Brands Group, Inc.	208,100	14,232
McDonald's Corp.	614,100	109,789
Royal Caribbean Cruises Ltd.	157,600	18,920
Wyndham Hotels & Resorts, Inc.	320,900	15,753
		178,220
Multiline Retail - 0.3%
Macy's, Inc.	710,000	18,673
Specialty Retail - 1.6%
Home Depot, Inc.	160,800	29,512
Lowe's Companies, Inc.	283,400	27,252
TJX Companies, Inc.	668,800	33,259
		90,023
Textiles, Apparel & Luxury Goods - 0.0%
PVH Corp.	19,200	2,095

TOTAL CONSUMER DISCRETIONARY		329,447

CONSUMER STAPLES - 7.6%
Beverages - 0.5%
Keurig Dr. Pepper, Inc.	263,700	7,178
PepsiCo, Inc.	200,000	22,534
		29,712
Food & Staples Retailing - 1.3%
Walmart, Inc.	797,491	76,424
Food Products - 2.4%
Bunge Ltd.	196,800	10,838
Hilton Food Group PLC	1,605,322	19,539
Mondelez International, Inc.	866,300	40,075
Nestle SA (Reg. S)	217,379	18,952
The J.M. Smucker Co.	261,800	27,458
The Kraft Heinz Co.	508,700	24,448
		141,310
Household Products - 0.6%
Kimberly-Clark Corp.	181,400	20,204
Procter & Gamble Co.	125,097	12,068
		32,272
Personal Products - 0.5%
Unilever NV (Certificaten Van Aandelen) (Bearer)	592,300	31,718
Tobacco - 2.3%
Altria Group, Inc.	934,500	46,118
British American Tobacco PLC (United Kingdom)	1,379,200	48,617
Imperial Tobacco Group PLC	522,867	17,316
Philip Morris International, Inc.	286,200	21,957
		134,008

TOTAL CONSUMER STAPLES		445,444

ENERGY - 10.0%
Oil, Gas & Consumable Fuels - 10.0%
BP PLC	3,921,800	26,790
Chevron Corp.	1,197,472	137,290
ConocoPhillips Co.	1,449,000	98,083
Enterprise Products Partners LP	1,154,400	31,942
Exxon Mobil Corp.	375,000	27,480
Imperial Oil Ltd.	995,600	28,248
Phillips 66 Co.	398,700	38,040
Suncor Energy, Inc.	1,641,900	52,958
The Williams Companies, Inc.	3,831,262	103,176
Valero Energy Corp.	444,000	38,992
		582,999
FINANCIALS - 23.2%
Banks - 13.7%
Bank of America Corp.	6,516,900	185,536
Citigroup, Inc.	2,103,000	135,559
JPMorgan Chase & Co.	2,308,682	238,950
Lakeland Financial Corp.	3,200	144
Regions Financial Corp.	946,700	14,361
SunTrust Banks, Inc.	680,400	40,429
Wells Fargo & Co.	3,773,950	184,584
		799,563
Capital Markets - 4.9%
KKR & Co. LP	5,223,565	117,269
State Street Corp.	443,099	31,416
The Blackstone Group LP	3,992,532	134,548
TPG Specialty Lending, Inc.	1	0
		283,233
Consumer Finance - 1.0%
Capital One Financial Corp.	445,700	35,919
Discover Financial Services	306,800	20,706
		56,625
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. Class B (a)	140,000	28,776
Insurance - 3.1%
Axis Capital Holdings Ltd.	92,000	4,927
Chubb Ltd.	606,500	80,695
Marsh & McLennan Companies, Inc.	203,200	17,920
MetLife, Inc.	1,103,638	50,403
The Travelers Companies, Inc.	223,800	28,096
		182,041

TOTAL FINANCIALS		1,350,238

HEALTH CARE - 14.3%
Biotechnology - 1.6%
Amgen, Inc.	500,000	93,555
Health Care Equipment & Supplies - 2.6%
Becton, Dickinson & Co.	383,300	95,618
Danaher Corp.	519,700	57,645
		153,263
Health Care Providers & Services - 1.9%
CVS Health Corp.	647,600	42,450
Encompass Health Corp.	3	0
UnitedHealth Group, Inc.	256,000	69,171
		111,621
Pharmaceuticals - 8.2%
AstraZeneca PLC (United Kingdom)	594,255	43,049
Bristol-Myers Squibb Co.	575,300	28,403
Eli Lilly & Co.	310,000	37,157
GlaxoSmithKline PLC	1,595,900	31,000
Johnson & Johnson	1,533,248	204,045
Merck & Co., Inc.	415,000	30,888
Roche Holding AG (participation certificate)	192,940	51,329
Sanofi SA	558,519	48,545
		474,416

TOTAL HEALTH CARE		832,855

INDUSTRIALS - 8.2%
Aerospace & Defense - 4.0%
General Dynamics Corp.	280,700	48,047
Northrop Grumman Corp.	30,500	8,404
Raytheon Co.	214,800	35,390
United Technologies Corp.	1,176,720	138,935
		230,776
Commercial Services & Supplies - 0.2%
Waste Connection, Inc. (Canada)	178,145	14,866
Electrical Equipment - 1.7%
AMETEK, Inc.	531,200	38,724
Eaton Corp. PLC	415,500	31,682
Fortive Corp.	299,700	22,475
Regal Beloit Corp.	99,700	7,653
		100,534
Industrial Conglomerates - 1.5%
3M Co.	30,000	6,009
General Electric Co.	3,589,755	36,472
Roper Technologies, Inc.	154,400	43,735
		86,216
Machinery - 0.7%
Allison Transmission Holdings, Inc.	401,300	19,531
Ingersoll-Rand PLC	194,200	19,428
		38,959
Trading Companies & Distributors - 0.1%
Fastenal Co.	114,100	6,898

TOTAL INDUSTRIALS		478,249

INFORMATION TECHNOLOGY - 11.3%
Communications Equipment - 3.6%
Cisco Systems, Inc.	4,399,686	208,061
Electronic Equipment & Components - 0.6%
Dell Technologies, Inc. (a)	211,660	10,285
TE Connectivity Ltd.	343,432	27,801
		38,086
IT Services - 1.6%
First Data Corp. Class A (a)	1,976,636	48,724
Paychex, Inc.	610,357	43,213
		91,937
Semiconductors & Semiconductor Equipment - 2.0%
Intel Corp.	1,266,600	59,682
NXP Semiconductors NV	210,400	18,311
Qualcomm, Inc.	240,000	11,885
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	677,500	25,488
		115,366
Software - 2.5%
Micro Focus International PLC	1,430,823	27,279
Microsoft Corp.	1,158,916	121,026
		148,305
Technology Hardware, Storage & Peripherals - 1.0%
Apple, Inc.	347,300	57,805

TOTAL INFORMATION TECHNOLOGY		659,560

MATERIALS - 2.9%
Chemicals - 2.9%
DowDuPont, Inc.	2,088,900	112,404
LyondellBasell Industries NV Class A	535,700	46,590
The Chemours Co. LLC	223,300	7,983
		166,977
REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.9%
American Tower Corp.	454,100	78,487
Public Storage	145,300	30,879
		109,366
UTILITIES - 4.2%
Electric Utilities - 2.9%
Exelon Corp.	2,753,300	131,498
PPL Corp.	1,102,300	34,524
		166,022
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	300,000	12,273
Multi-Utilities - 1.1%
Ameren Corp.	354,200	24,560
CenterPoint Energy, Inc.	816,100	25,234
WEC Energy Group, Inc.	225,000	16,432
		66,226

TOTAL UTILITIES		244,521

TOTAL COMMON STOCKS
(Cost $4,457,024)		5,621,885

Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bunge Ltd. 4.875%	5,000	490
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A, 6.125%	7,300	453
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
Fortive Corp. Series A, 5.00%	270	264
UTILITIES - 0.1%
Electric Utilities - 0.1%
Vistra Energy Corp. 7.00%	19,400	1,873
Multi-Utilities - 0.0%
CenterPoint Energy, Inc. 2.00% ZENS (a)	14,500	636

TOTAL UTILITIES		2,509

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $3,756)		3,716
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.3%
Convertible Bonds - 0.2%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.0%
Twitter, Inc. 0.25% 6/15/24 (b)	1,055	980
Media - 0.1%
DISH Network Corp. 3.375% 8/15/26	601	511
Liberty Media Corp. 1.375% 10/15/23	835	944
		1,455
TOTAL COMMUNICATION SERVICES		2,435
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Caesars Entertainment Corp. 5% 10/1/24	296	437
Internet & Direct Marketing Retail - 0.0%
MercadoLibre, Inc. 2% 8/15/28 (b)	492	511
The Booking Holdings, Inc. 0.9% 9/15/21	103	117
		628
TOTAL CONSUMER DISCRETIONARY		1,065
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Scorpio Tankers, Inc. 3% 5/15/22	1,334	1,092
HEALTH CARE - 0.0%
Health Care Technology - 0.0%
Teladoc Health, Inc. 1.375% 5/15/25 (b)	100	140
INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Dycom Industries, Inc. 0.75% 9/15/21	110	105
Electrical Equipment - 0.0%
SolarCity Corp. 1.625% 11/1/19	121	115
TOTAL INDUSTRIALS		220
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
Carbonite, Inc. 2.5% 4/1/22	80	103
Okta, Inc. 0.25% 2/15/23 (b)	192	346
Square, Inc. 0.375% 3/1/22	40	125
		574
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc. 2.125% 9/1/26	73	228
Intel Corp. 3.25% 8/1/39	127	291
Microchip Technology, Inc. 1.625% 2/15/25	543	855
Micron Technology, Inc. 3% 11/15/43	869	1,144
ON Semiconductor Corp. 1.625% 10/15/23	358	433
		2,951
Software - 0.0%
Atlassian, Inc. 0.625% 5/1/23 (b)	173	234
Citrix Systems, Inc. 0.5% 4/15/19	74	105
Coupa Software, Inc. 0.375% 1/15/23 (b)	139	278
FireEye, Inc. 0.875% 6/1/24 (b)	112	117
New Relic, Inc. 0.5% 5/1/23 (b)	104	119
Nutanix, Inc. 0% 1/15/23 (b)	120	149
Palo Alto Networks, Inc. 0.75% 7/1/23 (b)	227	236
ServiceNow, Inc. 0% 6/1/22	132	221
Splunk, Inc. 1.125% 9/15/25 (b)	116	125
Workday, Inc. 0.25% 10/1/22	91	123
		1,707
TOTAL INFORMATION TECHNOLOGY		5,232

TOTAL CONVERTIBLE BONDS		10,184

Nonconvertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
Viacom, Inc. 6.25% 2/28/57 (c)	965	931
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Laureate Education, Inc. 8.25% 5/1/25 (b)	560	608
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
CF Industries Holdings, Inc. 4.95% 6/1/43	485	402
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (b)	520	531
		933
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
California Resources Corp. 8% 12/15/22 (b)	605	486
Southwestern Energy Co. 4.1% 3/15/22	590	568
		1,054
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. 5.875% 5/15/23 (b)	1,060	1,038
INDUSTRIALS - 0.0%
Air Freight & Logistics - 0.0%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(c)	185	180

TOTAL NONCONVERTIBLE BONDS		4,744

TOTAL CORPORATE BONDS
(Cost $14,720)		14,928

Bank Loan Obligations - 0.1%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.503% 1/15/25 (c)(d)	831	821
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.4989% 2/27/25 (c)(d)	2,302	2,239
TOTAL BANK LOAN OBLIGATIONS
(Cost $3,086)		3,060

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Citigroup, Inc. 5.9% (c)(e)	365	378
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co. 5% (c)(e)	475	421
TOTAL PREFERRED SECURITIES
(Cost $724)		799
	Shares	Value (000s)

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (f)(g)(h)
(Cost $22,679)	22,678,929	11,373

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 2.43% (i)
(Cost $160,080)	160,048,172	160,080
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $4,662,069)		5,815,841
NET OTHER ASSETS (LIABILITIES) - 0.1%		7,492
NET ASSETS - 100%		$5,823,333

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,078,000 or 0.1% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,373,000 or 0.2% of net assets.

 (h) Level 3 security

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$22,679

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$5,693
Fidelity Securities Lending Cash Central Fund	97
Total	$5,790

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$422,229	$422,229	$--	$--
Consumer Discretionary	329,447	329,447	--	--
Consumer Staples	445,934	346,157	99,777	--
Energy	582,999	556,209	26,790	--
Financials	1,350,238	1,350,238	--	--
Health Care	833,308	658,932	174,376	--
Industrials	478,513	478,249	264	--
Information Technology	659,560	632,281	27,279	--
Materials	166,977	166,977	--	--
Real Estate	109,366	109,366	--	--
Utilities	247,030	244,521	2,509	--
Corporate Bonds	14,928	--	14,928	--
Bank Loan Obligations	3,060	--	3,060	--
Preferred Securities	799	--	799	--
Other	11,373	--	--	11,373
Money Market Funds	160,080	160,080	--	--
Total Investments in Securities:	$5,815,841	$5,454,686	$349,782	$11,373

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.4%
United Kingdom	3.6%
Switzerland	3.1%
Canada	1.6%
Netherlands	1.6%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,501,989)	$5,655,761
Fidelity Central Funds (cost $160,080)	160,080
Total Investment in Securities (cost $4,662,069)		$5,815,841
Cash		41
Restricted cash		1,230
Receivable for investments sold		1,790
Receivable for fund shares sold		2,152
Dividends receivable		8,163
Interest receivable		137
Distributions receivable from Fidelity Central Funds		374
Prepaid expenses		8
Other receivables		847
Total assets		5,830,583
Liabilities
Payable for investments purchased	$228
Payable for fund shares redeemed	3,364
Accrued management fee	2,084
Transfer agent fee payable	619
Other affiliated payables	92
Other payables and accrued expenses	863
Total liabilities		7,250
Net Assets		$5,823,333
Net Assets consist of:
Paid in capital		$4,638,665
Total distributable earnings (loss)		1,184,668
Net Assets		$5,823,333
Net Asset Value and Maximum Offering Price
Equity-Income:
Net Asset Value, offering price and redemption price per share ($5,016,221 ÷ 91,701 shares)		$54.70
Class K:
Net Asset Value, offering price and redemption price per share ($807,112 ÷ 14,764 shares)		$54.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended January 31, 2019
Investment Income
Dividends		$192,912
Interest		613
Income from Fidelity Central Funds		5,790
Total income		199,315
Expenses
Management fee	$28,234
Transfer agent fees	8,105
Accounting and security lending fees	1,142
Custodian fees and expenses	109
Independent trustees' fees and expenses	19
Registration fees	66
Audit	94
Legal	15
Miscellaneous	49
Total expenses before reductions	37,833
Expense reductions	(298)
Total expenses after reductions		37,535
Net investment income (loss)		161,780
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	333,935
Fidelity Central Funds	(2)
Foreign currency transactions	(183)
Total net realized gain (loss)		333,750
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(944,414)
Assets and liabilities in foreign currencies	(42)
Total change in net unrealized appreciation (depreciation)		(944,456)
Net gain (loss)		(610,706)
Net increase (decrease) in net assets resulting from operations		$(448,926)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$161,780	$173,761
Net realized gain (loss)	333,750	460,187
Change in net unrealized appreciation (depreciation)	(944,456)	609,856
Net increase (decrease) in net assets resulting from operations	(448,926)	1,243,804
Distributions to shareholders	(545,344)	–
Distributions to shareholders from net investment income	–	(153,045)
Distributions to shareholders from net realized gain	–	(355,004)
Total distributions	(545,344)	(508,049)
Share transactions - net increase (decrease)	(726,863)	(1,668,136)
Total increase (decrease) in net assets	(1,721,133)	(932,381)
Net Assets
Beginning of period	7,544,466	8,476,847
End of period	$5,823,333	$7,544,466
Other Information
Distributions in excess of net investment income end of period		$(31,666)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Equity-Income Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$63.45	$57.76	$48.57	$57.26	$56.69
Income from Investment Operations
Net investment income (loss)A	1.44	1.30	1.22	1.43	2.00B
Net realized and unrealized gain (loss)	(5.22)	8.52	10.43	(3.91)C	2.87
Total from investment operations	(3.78)	9.82	11.65	(2.48)	4.87
Distributions from net investment income	(1.39)	(1.20)D	(1.36)	(1.71)D	(1.60)
Distributions from net realized gain	(3.58)	(2.93)D	(1.10)	(4.51)D	(2.70)
Total distributions	(4.97)	(4.13)	(2.46)	(6.21)E	(4.30)
Net asset value, end of period	$54.70	$63.45	$57.76	$48.57	$57.26
Total ReturnF	(5.91)%	17.57%	24.42%	(4.89)%C	8.53%
Ratios to Average Net AssetsG,H
Expenses before reductions	.61%	.61%	.63%	.64%	.63%
Expenses net of fee waivers, if any	.61%	.61%	.63%	.64%	.63%
Expenses net of all reductions	.60%	.61%	.62%	.63%	.63%
Net investment income (loss)	2.50%	2.18%	2.27%	2.55%	3.30%B
Supplemental Data
Net assets, end of period (in millions)	$5,016	$5,921	$6,686	$5,752	$6,686
Portfolio turnover rateI	24%J	33%	36%	46%J	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.12)%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.21 per share is comprised of distributions from net investment income of $1.709 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Equity-Income Fund Class K

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$63.41	$57.73	$48.55	$57.25	$56.67
Income from Investment Operations
Net investment income (loss)A	1.51	1.36	1.28	1.50	2.07B
Net realized and unrealized gain (loss)	(5.22)	8.51	10.42	(3.92)C	2.88
Total from investment operations	(3.71)	9.87	11.70	(2.42)	4.95
Distributions from net investment income	(1.45)	(1.26)D	(1.42)	(1.78)D	(1.67)
Distributions from net realized gain	(3.58)	(2.93)D	(1.10)	(4.51)D	(2.70)
Total distributions	(5.03)	(4.19)	(2.52)	(6.28)E	(4.37)
Net asset value, end of period	$54.67	$63.41	$57.73	$48.55	$57.25
Total ReturnF	(5.81)%	17.68%	24.56%	(4.78)%C	8.68%
Ratios to Average Net AssetsG,H
Expenses before reductions	.51%	.51%	.52%	.52%	.52%
Expenses net of fee waivers, if any	.51%	.51%	.52%	.52%	.52%
Expenses net of all reductions	.50%	.51%	.51%	.51%	.51%
Net investment income (loss)	2.60%	2.28%	2.39%	2.67%	3.41%B
Supplemental Data
Net assets, end of period (in millions)	$807	$1,623	$1,791	$1,646	$2,272
Portfolio turnover rateI	24%J	33%	36%	46%J	40%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.63%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.01)%

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.28 per share is comprised of distributions from net investment income of $1.777 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $761 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,389,239
Gross unrealized depreciation	(264,505)
Net unrealized appreciation (depreciation)	$1,124,734
Tax Cost	$4,691,107

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,301
Undistributed long-term capital gain	$58,548
Net unrealized appreciation (depreciation) on securities and other investments	$1,121,585

The tax character of distributions paid was as follows:

	January 31, 2019	January 31, 2018
Ordinary Income	$165,598	$ 195,385
Long-term Capital Gains	379,746	312,664
Total	$545,344	$ 508,049

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $12,603 in this Subsidiary, representing .22% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,467,889 and $2,444,732, respectively.

Unaffiliated Redemptions In-Kind. During the period, 1,109 shares of the Fund were redeemed in-kind for investments and cash with a value of $63,055. The net realized gain of $22,455 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$7,598.14
Class K	507.05
	$8,105

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .02%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $62 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $21.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $97, including $3 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $228 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Equity-Income	$10

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $59.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2019	Year ended January 31, 2018
Distributions to shareholders
Equity-Income	$449,948	$–
Class K	95,396	–
Total	$545,344	$–
From net investment income
Equity-Income	$–	$116,026
Class K	–	37,019
Total	$–	$153,045
From net realized gain
Equity-Income	$–	$278,349
Class K	–	76,655
Total	$–	$355,004

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2019	Year ended January 31, 2018
Equity-Income
Shares sold	3,108	9,765	$177,756	$585,205
Reinvestment of distributions	7,538	6,203	422,015	370,841
Shares redeemed	(12,269)	(38,402)	(705,345)	(2,288,604)
Net increase (decrease)	(1,623)	(22,434)	$(105,574)	$(1,332,558)
Class K
Shares sold	2,167	7,660	$124,052	$451,462
Reinvestment of distributions	1,691	1,902	95,395	113,674
Shares redeemed	(14,688)(a)	(14,995)	(840,736)(a)	(900,714)
Net increase (decrease)	(10,830)	(5,433)	$(621,289)	$(335,578)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Equity-Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Equity-Income Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Equity-Income	.60%
Actual		$1,000.00	$964.10	$2.97
Hypothetical-C		$1,000.00	$1,022.18	$3.06
Class K	.51%
Actual		$1,000.00	$964.80	$2.53
Hypothetical-C		$1,000.00	$1,022.63	$2.60

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Equity-Income Fund
Equity Income	03/11/19	03/08/19	$0.556
Class K	03/11/19	03/08/19	$0.556

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2019, $303,618,275, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.76% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity Income designates 51%, 79%, 94%, 94%, and 95%; Class K designates 51%, 75%, 92%, 91%, and 90%; of the dividends distributed in March, April, July, October, and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Equity Income and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Equity-Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had a portfolio manager change in January 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Equity-Income Fund

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Equity-Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

EQU-ANN-0319
1.471443.122

Fidelity® Series All-Sector Equity Fund Fidelity® Series Stock Selector Large Cap Value Fund Fidelity® Series Value Discovery Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders:
Fidelity® Series All-Sector Equity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Value Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders

On October 1, 2018, Brian Lempel assumed portfolio management responsibilities for the fund's telecom services sleeve, succeeding Douglas Simmons.

On December 1, 2018, Co-Portfolio Manager John Mirshekari succeeded Tobias Welo on the fund's industrials sleeve. Also, Nicola Stafford assumed co-management responsibilities for the consumer staples sleeve, joining Co-Manager Robert Lee. The two will manage the subportfolio together until April 2019, at which point Nicola will become sole Portfolio Manager.

Fidelity® Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series All-Sector Equity Fund	(3.23)%	9.84%	14.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund on January 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Index performed over the same period.

Period Ending Values
$39,886	Fidelity® Series All-Sector Equity Fund
$41,066	Russell 1000® Index

Fidelity® Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength resulted in each advancing about 3%.

Comments from Co-Portfolio Manager Robert Stansky:  For the year, the fund returned -3.23%, trailing the -2.17% result of the benchmark Russell 1000® Index. Versus the benchmark, security selection within the financials sector detracted most, while picks in consumer staples and materials also held back the fund's relative result to a lesser extent. At the individual stock level, the portfolio's positioning in consumer electronics firm Apple (+1%) was a headwind the past year. We were notably underweight the stock earlier in the period, when it performed well, then reduced the fund's underweighting later, when the stock began to struggle. A sizable overweighting in consumer finance company Capital One Financial also hampered relative performance. Shares of the organization returned about -21% for the year, and most of that decline occurred in the fourth quarter as investors became fearful that a U.S. recession was on the near-term horizon, which could potentially lead to a spike in credit delinquencies and defaults. Conversely, choices among information technology stocks were a noteworthy positive this period, while picks in the health care and consumer discretionary sectors added value as well. Specifically, Autodesk (+27%) was the fund’s leading individual relative contributor for the period. The stock rose amid continued optimism related to the computer-aided design software provider's ongoing transition to a cloud-based subscription business model. Lastly, the portfolio's overweighting in Boston Scientific (+36%) also proved timely.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series All-Sector Equity Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Microsoft Corp.	4.0
Apple, Inc.	3.3
Amazon.com, Inc.	3.1
Alphabet, Inc. Class C	2.6
UnitedHealth Group, Inc.	2.1
Capital One Financial Corp.	1.7
Facebook, Inc. Class A	1.6
Bank of America Corp.	1.5
Boston Scientific Corp.	1.2
AT&T, Inc.	1.2
22.3

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Information Technology	18.4
Health Care	14.7
Financials	12.5
Consumer Discretionary	10.4
Industrials	9.8

Asset Allocation (% of fund's net assets)

As of January 31, 2019 *
Stocks and Equity Futures	97.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 4.2%

Fidelity® Series All-Sector Equity Fund

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
COMMUNICATION SERVICES - 9.6%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	1,394,200	$41,909,652
CenturyLink, Inc.	134,500	2,060,540
		43,970,192
Entertainment - 1.8%
Activision Blizzard, Inc.	292,921	13,837,588
Electronic Arts, Inc. (a)	91,000	8,393,840
Netflix, Inc. (a)	56,100	19,045,950
Take-Two Interactive Software, Inc. (a)	17,600	1,857,680
The Walt Disney Co.	203,617	22,707,368
		65,842,426
Interactive Media & Services - 4.8%
Alphabet, Inc.:
Class A (a)	9,200	10,358,188
Class C (a)	85,266	95,188,404
Facebook, Inc. Class A (a)	339,600	56,607,924
IAC/InterActiveCorp (a)	30,500	6,444,040
Twitter, Inc. (a)	98,500	3,305,660
		171,904,216
Media - 1.0%
Comcast Corp. Class A	980,748	35,865,954
Liberty Media Corp. Liberty SiriusXM Series A (a)	40,100	1,595,178
		37,461,132
Wireless Telecommunication Services - 0.8%
T-Mobile U.S., Inc. (a)	391,263	27,239,730

TOTAL COMMUNICATION SERVICES		346,417,696

CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.5%
Aptiv PLC	158,700	12,557,931
BorgWarner, Inc.	84,800	3,468,320
		16,026,251
Diversified Consumer Services - 0.3%
Service Corp. International	247,400	10,618,408
Hotels, Restaurants & Leisure - 2.3%
Hilton Grand Vacations, Inc. (a)	208,100	6,313,754
Marriott International, Inc. Class A	129,341	14,813,425
McDonald's Corp.	199,600	35,684,488
Royal Caribbean Cruises Ltd.	144,100	17,299,205
Starbucks Corp.	148,338	10,107,751
		84,218,623
Household Durables - 0.5%
Lennar Corp. Class A	203,300	9,640,486
Mohawk Industries, Inc. (a)	52,000	6,697,080
		16,337,566
Internet & Direct Marketing Retail - 3.6%
Amazon.com, Inc. (a)	65,060	111,820,574
The Booking Holdings, Inc. (a)	10,100	18,511,381
		130,331,955
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	147,300	14,263,059
Specialty Retail - 2.2%
Burlington Stores, Inc. (a)	72,000	12,363,120
Home Depot, Inc.	223,279	40,978,395
Tiffany & Co., Inc.	30,200	2,679,646
TJX Companies, Inc.	458,996	22,825,871
		78,847,032
Textiles, Apparel & Luxury Goods - 0.6%
Carter's, Inc.	82,700	6,855,830
Tapestry, Inc.	410,600	15,894,326
		22,750,156

TOTAL CONSUMER DISCRETIONARY		373,393,050

CONSUMER STAPLES - 6.5%
Beverages - 2.0%
Constellation Brands, Inc. Class A (sub. vtg.)	53,304	9,256,773
Keurig Dr. Pepper, Inc.	152,943	4,163,108
Monster Beverage Corp. (a)	179,498	10,274,466
PepsiCo, Inc.	83,800	9,441,746
The Coca-Cola Co.	803,954	38,694,306
		71,830,399
Food & Staples Retailing - 0.6%
Costco Wholesale Corp.	21,900	4,700,397
Sysco Corp.	93,900	5,995,515
Walgreens Boots Alliance, Inc.	9,229	666,888
Walmart, Inc.	89,000	8,528,870
		19,891,670
Food Products - 1.0%
Bunge Ltd.	105,700	5,820,899
Mondelez International, Inc.	528,700	24,457,662
The Kraft Heinz Co.	151,600	7,285,896
		37,564,457
Household Products - 1.4%
Colgate-Palmolive Co.	294,984	19,079,565
Procter & Gamble Co.	338,000	32,606,860
		51,686,425
Personal Products - 0.4%
Coty, Inc. Class A	487,471	3,782,775
Estee Lauder Companies, Inc. Class A	74,842	10,209,946
		13,992,721
Tobacco - 1.1%
Altria Group, Inc.	176,530	8,711,756
Philip Morris International, Inc.	379,428	29,109,716
		37,821,472

TOTAL CONSUMER STAPLES		232,787,144

ENERGY - 4.8%
Energy Equipment & Services - 0.5%
Baker Hughes, a GE Co. Class A	254,200	5,991,494
Halliburton Co.	41,540	1,302,694
Schlumberger Ltd.	197,100	8,713,791
		16,007,979
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp.	225,681	10,681,482
Cabot Oil & Gas Corp.	169,200	4,221,540
Chevron Corp.	175,229	20,090,005
ConocoPhillips Co.	123,300	8,346,177
Devon Energy Corp.	330,400	8,805,160
Diamondback Energy, Inc.	56,100	5,785,032
EOG Resources, Inc.	197,100	19,552,320
Exxon Mobil Corp.	275,824	20,212,383
HollyFrontier Corp.	69,300	3,904,362
Marathon Petroleum Corp.	56,100	3,717,186
Noble Energy, Inc.	335,700	7,499,538
Parsley Energy, Inc. Class A (a)	304,200	5,652,036
Phillips 66 Co.	133,800	12,765,858
Pioneer Natural Resources Co.	65,500	9,321,960
Targa Resources Corp.	75,800	3,260,158
Valero Energy Corp.	112,200	9,853,404
Whiting Petroleum Corp. (a)	93,100	2,665,453
		156,334,054

TOTAL ENERGY		172,342,033

FINANCIALS - 12.5%
Banks - 6.1%
Bank of America Corp.	1,821,587	51,860,582
Citigroup, Inc.	627,584	40,454,065
First Horizon National Corp.	953,900	14,003,252
Huntington Bancshares, Inc.	2,331,857	30,873,787
KeyCorp	723,100	11,909,457
M&T Bank Corp.	83,000	13,656,820
PNC Financial Services Group, Inc.	94,900	11,641,383
Signature Bank	32,200	4,099,382
Wells Fargo & Co.	838,200	40,996,362
		219,495,090
Capital Markets - 1.2%
Bank of New York Mellon Corp.	178,200	9,323,424
Cboe Global Markets, Inc.	177,600	16,564,752
E*TRADE Financial Corp.	389,152	18,157,832
		44,046,008
Consumer Finance - 2.4%
American Express Co.	113,600	11,666,720
Capital One Financial Corp.	754,805	60,829,735
SLM Corp.	1,152,946	12,348,052
		84,844,507
Insurance - 2.8%
American International Group, Inc.	618,000	26,716,140
Hartford Financial Services Group, Inc.	174,500	8,187,540
Marsh & McLennan Companies, Inc.	11,300	996,547
MetLife, Inc.	663,200	30,288,344
The Travelers Companies, Inc.	78,700	9,879,998
Willis Group Holdings PLC	155,900	25,378,961
		101,447,530

TOTAL FINANCIALS		449,833,135

HEALTH CARE - 14.7%
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (a)	161,100	19,808,856
Amgen, Inc.	181,803	34,017,159
Biogen, Inc. (a)	42,424	14,160,283
Sarepta Therapeutics, Inc. (a)	55,000	7,684,050
Vertex Pharmaceuticals, Inc. (a)	128,100	24,455,571
		100,125,919
Health Care Equipment & Supplies - 4.4%
Abbott Laboratories	495,600	36,168,888
Baxter International, Inc.	242,100	17,549,829
Becton, Dickinson & Co.	157,100	39,190,166
Boston Scientific Corp. (a)	1,129,310	43,083,177
Intuitive Surgical, Inc. (a)	41,900	21,940,516
		157,932,576
Health Care Providers & Services - 4.5%
AmerisourceBergen Corp.	91,000	7,586,670
DaVita HealthCare Partners, Inc. (a)	167,900	9,424,227
HCA Holdings, Inc.	158,700	22,127,541
Henry Schein, Inc. (a)	63,074	4,900,850
Humana, Inc.	80,900	24,997,291
Molina Healthcare, Inc. (a)	138,800	18,457,624
UnitedHealth Group, Inc.	276,100	74,602,220
		162,096,423
Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	130,600	32,084,502
Pharmaceuticals - 2.1%
Allergan PLC	78,604	11,317,404
Bristol-Myers Squibb Co.	444,700	21,954,839
Eli Lilly & Co.	341,500	40,932,190
Nektar Therapeutics (a)	65,000	2,752,100
		76,956,533

TOTAL HEALTH CARE		529,195,953

INDUSTRIALS - 9.8%
Aerospace & Defense - 1.7%
General Dynamics Corp.	30,000	5,135,100
Northrop Grumman Corp.	51,600	14,218,380
The Boeing Co.	41,500	16,003,230
United Technologies Corp.	220,948	26,087,330
		61,444,040
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	158,400	16,695,360
Airlines - 0.5%
American Airlines Group, Inc.	496,165	17,747,822
Building Products - 0.3%
Allegion PLC	127,100	10,912,806
Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	85,700	3,777,656
Construction & Engineering - 0.9%
AECOM (a)	680,900	20,842,349
Jacobs Engineering Group, Inc.	174,700	11,320,560
		32,162,909
Electrical Equipment - 0.6%
Sensata Technologies, Inc. PLC (a)	467,200	22,192,000
Industrial Conglomerates - 1.2%
3M Co.	16,700	3,345,010
General Electric Co.	2,748,900	27,928,824
Honeywell International, Inc.	76,805	11,031,502
		42,305,336
Machinery - 1.0%
Allison Transmission Holdings, Inc.	331,814	16,149,387
Apergy Corp. (a)	78,500	2,639,170
WABCO Holdings, Inc. (a)	157,700	18,014,071
		36,802,628
Professional Services - 0.8%
Nielsen Holdings PLC	1,109,215	28,484,641
Road & Rail - 1.3%
CSX Corp.	322,400	21,181,680
Norfolk Southern Corp.	142,500	23,902,950
Union Pacific Corp.	19,500	3,101,865
		48,186,495
Trading Companies & Distributors - 0.9%
HD Supply Holdings, Inc. (a)	733,800	30,775,572

TOTAL INDUSTRIALS		351,487,265

INFORMATION TECHNOLOGY - 18.4%
Communications Equipment - 0.1%
CommScope Holding Co., Inc. (a)	111,900	2,339,829
Electronic Equipment & Components - 0.1%
Flextronics International Ltd. (a)	149,100	1,434,342
Jabil, Inc.	111,736	2,977,764
		4,412,106
IT Services - 3.3%
Alliance Data Systems Corp.	110,000	19,534,900
Cognizant Technology Solutions Corp. Class A	178,300	12,423,944
DXC Technology Co.	47,000	3,013,640
Global Payments, Inc.	53,200	5,973,296
GoDaddy, Inc. (a)	105,900	7,267,917
Leidos Holdings, Inc.	98,700	5,724,600
MasterCard, Inc. Class A	186,700	39,417,971
PayPal Holdings, Inc. (a)	226,100	20,068,636
Worldpay, Inc. (a)	69,200	5,776,816
		119,201,720
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (a)	143,400	3,500,394
Analog Devices, Inc.	63,500	6,277,610
Applied Materials, Inc.	353,400	13,810,872
Broadcom, Inc.	70,700	18,965,275
Lam Research Corp.	104,400	17,704,152
Marvell Technology Group Ltd.	502,300	9,307,619
Microchip Technology, Inc.	19,100	1,535,067
Micron Technology, Inc. (a)	285,400	10,907,988
NVIDIA Corp.	152,780	21,962,125
NXP Semiconductors NV	71,300	6,205,239
ON Semiconductor Corp. (a)	1,158,500	23,216,340
Qualcomm, Inc.	258,504	12,801,118
Xilinx, Inc.	29,400	3,291,036
		149,484,835
Software - 7.4%
2U, Inc. (a)	102,000	5,798,700
Adobe, Inc. (a)	77,600	19,230,832
Autodesk, Inc. (a)	175,635	25,853,472
Citrix Systems, Inc.	89,154	9,141,851
Microsoft Corp.	1,376,200	143,716,566
Nuance Communications, Inc. (a)	412,701	6,549,565
Palo Alto Networks, Inc. (a)	19,400	4,167,508
Parametric Technology Corp. (a)	94,200	7,987,218
RingCentral, Inc. (a)	34,700	3,207,668
Salesforce.com, Inc. (a)	206,363	31,360,985
SS&C Technologies Holdings, Inc.	95,600	4,922,444
Workday, Inc. Class A (a)	32,700	5,936,031
		267,872,840
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	723,759	120,462,448

TOTAL INFORMATION TECHNOLOGY		663,773,778

MATERIALS - 2.6%
Chemicals - 2.3%
Air Products & Chemicals, Inc.	41,900	6,887,941
Cabot Corp.	18,100	848,709
DowDuPont, Inc.	479,822	25,819,222
Element Solutions, Inc. (a)	216,300	2,431,212
International Flavors & Fragrances, Inc.	13,500	1,914,030
Linde PLC	53,900	8,786,239
LyondellBasell Industries NV Class A	73,347	6,378,989
Olin Corp.	329,000	7,767,690
Sherwin-Williams Co.	10,800	4,552,416
The Chemours Co. LLC	390,100	13,946,075
Westlake Chemical Corp.	30,921	2,285,062
		81,617,585
Construction Materials - 0.1%
Vulcan Materials Co.	33,400	3,395,110
Containers & Packaging - 0.1%
Aptargroup, Inc.	13,100	1,298,472
Crown Holdings, Inc. (a)	51,300	2,616,300
		3,914,772
Metals & Mining - 0.1%
Alcoa Corp. (a)	24,700	733,096
Livent Corp. (b)	57,300	725,418
Newmont Mining Corp.	69,600	2,374,056
Royal Gold, Inc.	9,000	786,330
Steel Dynamics, Inc.	29,100	1,064,769
		5,683,669

TOTAL MATERIALS		94,611,136

REAL ESTATE - 3.7%
Equity Real Estate Investment Trusts (REITs) - 3.4%
American Homes 4 Rent Class A	105,700	2,337,027
American Tower Corp.	158,200	27,343,288
Boston Properties, Inc.	76,700	10,114,429
Crown Castle International Corp.	40,600	4,752,636
Equinix, Inc.	25,500	10,047,000
Equity Lifestyle Properties, Inc.	140,900	14,918,492
Outfront Media, Inc.	110,800	2,299,100
Prologis, Inc.	228,800	15,823,808
Public Storage	45,700	9,712,164
Spirit Realty Capital, Inc.	98,260	3,902,887
Store Capital Corp.	151,400	4,893,248
The Macerich Co.	117,200	5,409,952
Welltower, Inc.	144,000	11,158,560
		122,712,591
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	65,500	2,996,625
VICI Properties, Inc.	304,200	6,549,426
		9,546,051

TOTAL REAL ESTATE		132,258,642

UTILITIES - 2.8%
Electric Utilities - 1.6%
Edison International	106,900	6,090,093
Exelon Corp.	278,500	13,301,160
FirstEnergy Corp.	220,800	8,655,360
NextEra Energy, Inc.	65,435	11,711,556
PPL Corp.	296,800	9,295,776
Southern Co.	107,400	5,219,640
Vistra Energy Corp. (a)	173,500	4,356,585
		58,630,170
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	154,800	6,332,868
Multi-Utilities - 1.0%
Dominion Resources, Inc.	251,214	17,645,271
Public Service Enterprise Group, Inc.	133,000	7,255,150
Sempra Energy	89,844	10,509,951
		35,410,372

TOTAL UTILITIES		100,373,410

TOTAL COMMON STOCKS
(Cost $2,578,234,655)		3,446,473,242
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.38% 3/7/19 (c)
(Cost $4,200,604)	4,210,000	4,200,636
	Shares	Value

Money Market Funds - 4.3%
Fidelity Cash Central Fund, 2.43% (d)	156,207,675	$156,238,916
Fidelity Securities Lending Cash Central Fund 2.43% (d)(e)	184,582	184,600
TOTAL MONEY MARKET FUNDS
(Cost $156,418,190)		156,423,516
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $2,738,853,449)		3,607,097,394
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(8,644,379)
NET ASSETS - 100%		$3,598,453,015

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	495	March 2019	$66,936,375	$1,562,698	$1,562,698

The notional amount of futures purchased as a percentage of Net Assets is 1.9%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $61,261,486.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,924,481.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,501,987
Fidelity Securities Lending Cash Central Fund	24,847
Total	$2,526,834

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$346,417,696	$346,417,696	$--	$--
Consumer Discretionary	373,393,050	373,393,050	--	--
Consumer Staples	232,787,144	232,787,144	--	--
Energy	172,342,033	172,342,033	--	--
Financials	449,833,135	449,833,135	--	--
Health Care	529,195,953	529,195,953	--	--
Industrials	351,487,265	351,487,265	--	--
Information Technology	663,773,778	663,773,778	--	--
Materials	94,611,136	94,611,136	--	--
Real Estate	132,258,642	132,258,642	--	--
Utilities	100,373,410	100,373,410	--	--
U.S. Government and Government Agency Obligations	4,200,636	--	4,200,636	--
Money Market Funds	156,423,516	156,423,516	--	--
Total Investments in Securities:	$3,607,097,394	$3,602,896,758	$4,200,636	$--
Derivative Instruments:
Assets
Futures Contracts	$1,562,698	$1,562,698	$--	$--
Total Assets	$1,562,698	$1,562,698	$--	$--
Total Derivative Instruments:	$1,562,698	$1,562,698	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,562,698	$0
Total Equity Risk	1,562,698	0
Total Value of Derivatives	$1,562,698	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value (including securities loaned of $179,772) — See accompanying schedule: Unaffiliated issuers (cost $2,582,435,259)	$3,450,673,878
Fidelity Central Funds (cost $156,418,190)	156,423,516
Total Investment in Securities (cost $2,738,853,449)		$3,607,097,394
Cash		64,987
Receivable for investments sold		15,688,583
Receivable for fund shares sold		1,801,544
Dividends receivable		2,308,194
Distributions receivable from Fidelity Central Funds		221,892
Receivable for daily variation margin on futures contracts		520,623
Other receivables		106,145
Total assets		3,627,809,362
Liabilities
Payable for investments purchased	$27,177,261
Payable for fund shares redeemed	1,975,967
Other payables and accrued expenses	18,519
Collateral on securities loaned	184,600
Total liabilities		29,356,347
Net Assets		$3,598,453,015
Net Assets consist of:
Paid in capital		$2,701,795,541
Total distributable earnings (loss)		896,657,474
Net Assets		$3,598,453,015
Net Asset Value, offering price and redemption price per share ($3,598,453,015 ÷ 385,042,349 shares)		$9.35

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends		$86,234,264
Interest		170,329
Income from Fidelity Central Funds		2,526,834
Total income		88,931,427
Expenses
Custodian fees and expenses	$107,454
Independent trustees' fees and expenses	30,689
Interest	6,613
Miscellaneous	16,668
Total expenses before reductions	161,424
Expense reductions	(173,116)
Total expenses after reductions		(11,692)
Net investment income (loss)		88,943,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,144,674,294
Fidelity Central Funds	(380)
Foreign currency transactions	(627)
Futures contracts	(3,202,388)
Total net realized gain (loss)		1,141,470,899
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,242,106,067)
Fidelity Central Funds	(193)
Assets and liabilities in foreign currencies	(12,409)
Futures contracts	1,238,825
Total change in net unrealized appreciation (depreciation)		(1,240,879,844)
Net gain (loss)		(99,408,945)
Net increase (decrease) in net assets resulting from operations		$(10,465,826)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$88,943,119	$85,725,708
Net realized gain (loss)	1,141,470,899	811,779,870
Change in net unrealized appreciation (depreciation)	(1,240,879,844)	531,184,034
Net increase (decrease) in net assets resulting from operations	(10,465,826)	1,428,689,612
Distributions to shareholders	(1,124,214,915)	–
Distributions to shareholders from net investment income	–	(85,264,515)
Distributions to shareholders from net realized gain	–	(756,569,233)
Total distributions	(1,124,214,915)	(841,833,748)
Share transactions - net increase (decrease)	(1,817,009,303)	6,682,768
Total increase (decrease) in net assets	(2,951,690,044)	593,538,632
Net Assets
Beginning of period	6,550,143,059	5,956,604,427
End of period	$3,598,453,015	$6,550,143,059
Other Information
Undistributed net investment income end of period		$403,384

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series All-Sector Equity Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.46	$12.33	$12.02	$13.80	$13.89
Income from Investment Operations
Net investment income (loss)A	.21	.18	.12	.12	.13
Net realized and unrealized gain (loss)	(.79)	2.80	2.33	(.54)	1.63
Total from investment operations	(.58)	2.98	2.45	(.42)	1.76
Distributions from net investment income	(.22)	(.19)	(.18)	(.14)B	(.12)
Distributions from net realized gain	(3.31)	(1.66)	(1.96)	(1.22)B	(1.73)
Total distributions	(3.53)	(1.85)	(2.14)	(1.36)	(1.85)
Net asset value, end of period	$9.35	$13.46	$12.33	$12.02	$13.80
Total ReturnC	(3.23)%	25.62%	21.03%	(3.55)%	12.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	.20%	.68%	.73%	.67%
Expenses net of fee waivers, if any	- %F	.20%	.68%	.73%	.67%
Expenses net of all reductions	- %F	.20%	.67%	.73%	.67%
Net investment income (loss)	1.68%	1.37%	.95%	.85%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$3,598,453	$6,550,143	$2,736,748	$4,418,280	$4,969,503
Portfolio turnover rateG	65%	61%	43%	66%	65%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Stock Selector Large Cap Value Fund	(5.07)%	7.53%	10.34%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$18,326	Fidelity® Series Stock Selector Large Cap Value Fund
$19,392	Russell 1000® Value Index

Fidelity® Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way.

Comments from Lead Portfolio Manager Matthew Friedman:  For the fiscal year, the fund returned -5.07%, modestly behind the -4.81% result of the benchmark Russell 1000® Value Index. Versus the benchmark, security selection detracted, especially in the financials sector. Conversely, choices within information technology added value. An overweighting, on average, in flooring manufacturer Mohawk Industries (-57%) detracted more than any other fund position for the period, reflecting higher costs that led to disappointing earnings. We sold our stake in Mohawk by period end. An overweighting in insurance company American International Group (-30%) also hurt versus the benchmark. On the positive side, shares of integrated energy company ConocoPhillips (+18%) added value. Also in energy, the fund’s stake in Andeavor contributed, as shares gained due to this company’s merger with Marathon Petroleum, completed in October. As a result of the merger, the fund did not hold Andeavor as of January 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On June 11, 2018, Pierre Sorel assumed management responsibility for the fund’s financials and real estate sleeves, succeeding Justin Bennett, who moved into a new role. On March 31, 2018, Kathy Buck retired from portfolio management, leaving Laurie Mundt as sole manager of the consumer staples sleeve and Chip Perrone as sole manager of the consumer discretionary sleeve.

Fidelity® Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Bank of America Corp.	2.7
Wells Fargo & Co.	2.5
Verizon Communications, Inc.	2.4
Johnson & Johnson	2.4
Comcast Corp. Class A	2.2
Capital One Financial Corp.	2.3
Citigroup, Inc.	2.0
Pfizer, Inc.	1.9
Procter & Gamble Co.	1.8
Suncor Energy, Inc.	1.7
21.9

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	21.3
Health Care	14.0
Energy	9.3
Information Technology	9.1
Industrials	7.8

Asset Allocation (% of fund's net assets)

As of January 31, 2019 *
Stocks and Equity Futures	96.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

 * Foreign investments - 12.5%

Fidelity® Series Stock Selector Large Cap Value Fund

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 2.4%
Verizon Communications, Inc.	4,640,703	$255,517,107
Entertainment - 1.4%
Cinemark Holdings, Inc.	754,119	30,858,549
The Walt Disney Co.	1,000,924	111,623,044
		142,481,593
Interactive Media & Services - 0.5%
Alphabet, Inc. Class A (a)	45,300	51,002,817
Media - 3.0%
Comcast Corp. Class A	6,522,100	238,513,197
Interpublic Group of Companies, Inc.	1,720,100	39,132,275
Omnicom Group, Inc.	543,200	42,304,416
		319,949,888

TOTAL COMMUNICATION SERVICES		768,951,405

CONSUMER DISCRETIONARY - 5.8%
Auto Components - 0.6%
Aptiv PLC	809,400	64,047,822
Hotels, Restaurants & Leisure - 2.6%
McDonald's Corp.	957,200	171,128,216
Royal Caribbean Cruises Ltd.	908,700	109,089,435
		280,217,651
Household Durables - 0.7%
Lennar Corp. Class A	1,493,100	70,802,802
Multiline Retail - 0.6%
Dollar Tree, Inc. (a)	720,100	69,727,283
Specialty Retail - 0.7%
Burlington Stores, Inc. (a)	409,200	70,263,732
Textiles, Apparel & Luxury Goods - 0.6%
Tapestry, Inc.	1,534,900	59,415,979

TOTAL CONSUMER DISCRETIONARY		614,475,269

CONSUMER STAPLES - 6.8%
Beverages - 0.4%
PepsiCo, Inc.	115,800	13,047,186
The Coca-Cola Co.	647,500	31,164,175
		44,211,361
Food & Staples Retailing - 1.7%
Kroger Co.	705,000	19,972,650
Walgreens Boots Alliance, Inc.	659,200	47,633,792
Walmart, Inc.	1,146,171	109,837,567
		177,444,009
Food Products - 1.6%
Archer Daniels Midland Co.	177,100	7,951,790
Bunge Ltd.	77,300	4,256,911
Conagra Brands, Inc.	1,353,600	29,291,904
McCormick & Co., Inc. (non-vtg.)	87,300	10,793,772
Mondelez International, Inc.	1,402,352	64,872,804
The Kraft Heinz Co.	764,329	36,733,652
Tyson Foods, Inc. Class A	236,300	14,631,696
		168,532,529
Household Products - 2.1%
Colgate-Palmolive Co.	405,800	26,247,144
Kimberly-Clark Corp.	34,900	3,887,162
Procter & Gamble Co.	2,006,372	193,554,707
		223,689,013
Tobacco - 1.0%
Altria Group, Inc.	81,800	4,036,830
Philip Morris International, Inc.	1,314,846	100,874,985
		104,911,815

TOTAL CONSUMER STAPLES		718,788,727

ENERGY - 9.3%
Energy Equipment & Services - 0.8%
Baker Hughes, a GE Co. Class A	3,665,681	86,400,101
Oil, Gas & Consumable Fuels - 8.5%
Anadarko Petroleum Corp.	1,549,600	73,342,568
BP PLC sponsored ADR	2,784,419	114,495,309
Cenovus Energy, Inc. (Canada)	9,609,683	75,037,366
Cheniere Energy, Inc. (a)	1,796,100	117,913,965
ConocoPhillips Co.	2,472,306	167,350,393
Noble Energy, Inc.	2,547,700	56,915,618
Suncor Energy, Inc.	5,390,200	173,854,923
Valero Energy Corp.	1,238,300	108,747,506
		887,657,648

TOTAL ENERGY		974,057,749

FINANCIALS - 21.3%
Banks - 10.6%
Bank of America Corp.	9,762,700	277,944,067
Citigroup, Inc.	3,311,100	213,433,506
First Horizon National Corp.	4,955,100	72,740,868
Huntington Bancshares, Inc.	8,839,200	117,031,008
KeyCorp	4,515,800	74,375,226
U.S. Bancorp	1,890,800	96,733,328
Wells Fargo & Co.	5,457,300	266,916,543
		1,119,174,546
Capital Markets - 2.5%
Bank of New York Mellon Corp.	2,323,200	121,549,824
Cboe Global Markets, Inc.	368,500	34,369,995
E*TRADE Financial Corp.	1,719,000	80,208,540
Goldman Sachs Group, Inc.	160,400	31,760,804
		267,889,163
Consumer Finance - 3.0%
Capital One Financial Corp.	2,938,400	236,805,656
Discover Financial Services	514,000	34,689,860
SLM Corp.	3,739,700	40,052,187
		311,547,703
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	699,600	143,795,784
Insurance - 3.8%
American International Group, Inc.	2,509,500	108,485,685
Hartford Financial Services Group, Inc.	728,800	34,195,296
MetLife, Inc.	2,311,451	105,563,967
The Travelers Companies, Inc.	393,364	49,382,917
Willis Group Holdings PLC	658,800	107,246,052
		404,873,917

TOTAL FINANCIALS		2,247,281,113

HEALTH CARE - 14.0%
Biotechnology - 0.1%
Amgen, Inc.	30,100	5,632,011
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	1,470,700	107,331,686
Baxter International, Inc.	396,100	28,713,289
Becton, Dickinson & Co.	307,100	76,609,166
Boston Scientific Corp. (a)	534,000	20,372,100
Danaher Corp.	580,200	64,355,784
Medtronic PLC	1,166,164	103,077,236
		400,459,261
Health Care Providers & Services - 2.1%
Anthem, Inc.	223,500	67,720,500
Cigna Corp.	339,976	67,930,605
CVS Health Corp.	918,536	60,210,035
HCA Holdings, Inc.	95,000	13,245,850
McKesson Corp.	123,200	15,800,400
		224,907,390
Life Sciences Tools & Services - 1.0%
Thermo Fisher Scientific, Inc.	401,900	98,734,773
Pharmaceuticals - 7.0%
Allergan PLC	398,100	57,318,438
Bristol-Myers Squibb Co.	685,200	33,828,324
Jazz Pharmaceuticals PLC (a)	355,500	44,753,895
Johnson & Johnson	1,878,306	249,964,962
Merck & Co., Inc.	2,084,599	155,156,704
Pfizer, Inc.	4,684,936	198,875,533
		739,897,856

TOTAL HEALTH CARE		1,469,631,291

INDUSTRIALS - 7.8%
Aerospace & Defense - 1.4%
General Dynamics Corp.	120,100	20,557,517
United Technologies Corp.	1,031,653	121,807,270
		142,364,787
Airlines - 0.6%
American Airlines Group, Inc.	1,742,115	62,315,454
Construction & Engineering - 0.7%
AECOM (a)	2,540,320	77,759,195
Electrical Equipment - 0.6%
Sensata Technologies, Inc. PLC (a)	1,321,798	62,785,405
Industrial Conglomerates - 1.2%
General Electric Co.	10,904,045	110,785,097
Honeywell International, Inc.	120,871	17,360,702
		128,145,799
Machinery - 0.4%
WABCO Holdings, Inc. (a)	356,322	40,702,662
Marine - 0.4%
A.P. Moller - Maersk A/S Series B	34,776	46,508,941
Professional Services - 0.7%
Nielsen Holdings PLC	2,846,585	73,100,303
Road & Rail - 1.1%
Norfolk Southern Corp.	656,236	110,077,027
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	1,850,249	77,599,443

TOTAL INDUSTRIALS		821,359,016

INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 1.2%
Cisco Systems, Inc.	2,778,349	131,388,124
Electronic Equipment & Components - 0.6%
TE Connectivity Ltd.	724,700	58,664,465
IT Services - 3.0%
Amdocs Ltd.	2,510,569	140,290,596
Cognizant Technology Solutions Corp. Class A	1,042,700	72,655,336
Conduent, Inc. (a)	2,287,500	29,165,625
IBM Corp.	583,700	78,460,954
		320,572,511
Semiconductors & Semiconductor Equipment - 2.9%
Analog Devices, Inc.	334,700	33,088,442
Broadcom, Inc.	265,900	71,327,675
Intel Corp.	1,633,000	76,946,960
NXP Semiconductors NV	1,085,700	94,488,471
Qualcomm, Inc.	538,993	26,690,933
		302,542,481
Software - 1.2%
Microsoft Corp.	399,500	41,719,785
Oracle Corp.	251,797	12,647,763
SS&C Technologies Holdings, Inc.	1,356,900	69,866,781
		124,234,329
Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp.	558,300	25,117,917

TOTAL INFORMATION TECHNOLOGY		962,519,827

MATERIALS - 3.5%
Chemicals - 2.7%
DowDuPont, Inc.	2,897,071	155,891,391
LyondellBasell Industries NV Class A	416,100	36,188,217
Nutrien Ltd.	1,087,800	56,354,158
Westlake Chemical Corp.	561,574	41,500,319
		289,934,085
Construction Materials - 0.3%
Eagle Materials, Inc.	399,100	28,336,100
Containers & Packaging - 0.5%
Crown Holdings, Inc. (a)	976,400	49,796,400

TOTAL MATERIALS		368,066,585

REAL ESTATE - 4.8%
Equity Real Estate Investment Trusts (REITs) - 4.3%
American Tower Corp.	319,284	55,185,047
Boston Properties, Inc.	557,267	73,486,799
Colony Capital, Inc.	1,785,452	10,837,694
Corporate Office Properties Trust (SBI)	985,377	24,328,958
DDR Corp.	1,282,000	16,755,740
Essex Property Trust, Inc.	159,900	43,364,880
Prologis, Inc.	1,079,863	74,683,325
Public Storage	209,657	44,556,306
Spirit Realty Capital, Inc.	350,575	13,924,839
Store Capital Corp.	742,255	23,989,682
The Macerich Co.	257,551	11,888,554
Welltower, Inc.	819,000	63,464,310
		456,466,134
Real Estate Management & Development - 0.5%
Cushman & Wakefield PLC	1,324,200	22,829,208
VICI Properties, Inc.	1,099,300	23,667,929
		46,497,137

TOTAL REAL ESTATE		502,963,271

UTILITIES - 5.9%
Electric Utilities - 4.3%
Edison International	647,200	36,870,984
Evergy, Inc.	1,695,400	97,180,328
NextEra Energy, Inc.	771,967	138,166,654
PPL Corp.	3,002,800	94,047,696
Vistra Energy Corp. (a)	3,299,900	82,860,489
		449,126,151
Independent Power and Renewable Electricity Producers - 0.3%
NRG Energy, Inc.	666,700	27,274,697
Multi-Utilities - 1.3%
Ameren Corp.	990,000	68,646,600
Sempra Energy	619,599	72,480,691
		141,127,291

TOTAL UTILITIES		617,528,139

TOTAL COMMON STOCKS
(Cost $9,396,853,691)		10,065,622,392
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.32% to 2.37% 2/7/19 to 2/28/19 (b)
(Cost $3,974,406)	3,980,000	3,974,316
	Shares	Value

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 2.43% (c)
(Cost $469,847,631)	469,793,834	469,887,793
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $9,870,675,728)		10,539,484,501
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(8,466,761)
NET ASSETS - 100%		$10,531,017,740

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	805	March 2019	$47,362,175	$1,127,584	$1,127,584

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,040,378.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,036,328
Fidelity Securities Lending Cash Central Fund	10,755
Total	$8,047,083

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$768,951,405	$768,951,405	$--	$--
Consumer Discretionary	614,475,269	614,475,269	--	--
Consumer Staples	718,788,727	718,788,727	--	--
Energy	974,057,749	974,057,749	--	--
Financials	2,247,281,113	2,247,281,113	--	--
Health Care	1,469,631,291	1,469,631,291	--	--
Industrials	821,359,016	774,850,075	46,508,941	--
Information Technology	962,519,827	962,519,827	--	--
Materials	368,066,585	368,066,585	--	--
Real Estate	502,963,271	502,963,271	--	--
Utilities	617,528,139	617,528,139	--	--
U.S. Government and Government Agency Obligations	3,974,316	--	3,974,316	--
Money Market Funds	469,887,793	469,887,793	--	--
Total Investments in Securities:	$10,539,484,501	$10,489,001,244	$50,483,257	$--
Derivative Instruments:
Assets
Futures Contracts	$1,127,584	$1,127,584	$--	$--
Total Assets	$1,127,584	$1,127,584	$--	$--
Total Derivative Instruments:	$1,127,584	$1,127,584	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,127,584	$0
Total Equity Risk	1,127,584	0
Total Value of Derivatives	$1,127,584	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.5%
Canada	2.9%
United Kingdom	2.6%
Ireland	1.9%
Bailiwick of Guernsey	1.3%
Netherlands	1.2%
Liberia	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,400,828,097)	$10,069,596,708
Fidelity Central Funds (cost $469,847,631)	469,887,793
Total Investment in Securities (cost $9,870,675,728)		$10,539,484,501
Cash		3,282
Receivable for investments sold		53,852,523
Receivable for fund shares sold		5,227,802
Dividends receivable		11,097,608
Distributions receivable from Fidelity Central Funds		809,370
Receivable for daily variation margin on futures contracts		358,225
Total assets		10,610,833,311
Liabilities
Payable for investments purchased	$74,738,102
Payable for fund shares redeemed	5,039,392
Other payables and accrued expenses	38,077
Total liabilities		79,815,571
Net Assets		$10,531,017,740
Net Assets consist of:
Paid in capital		$9,831,128,787
Total distributable earnings (loss)		699,888,953
Net Assets		$10,531,017,740
Net Asset Value, offering price and redemption price per share ($10,531,017,740 ÷ 910,557,754 shares)		$11.57

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends		$229,422,635
Interest		90,767
Income from Fidelity Central Funds		8,047,083
Total income		237,560,485
Expenses
Custodian fees and expenses	$152,548
Independent trustees' fees and expenses	57,412
Commitment fees	28,255
Total expenses		238,215
Net investment income (loss)		237,322,270
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	673,774,040
Fidelity Central Funds	32,854
Foreign currency transactions	(230,885)
Futures contracts	(10,692,102)
Total net realized gain (loss)		662,883,907
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,478,670,766)
Fidelity Central Funds	(21,774)
Futures contracts	(18,935)
Total change in net unrealized appreciation (depreciation)		(1,478,711,475)
Net gain (loss)		(815,827,568)
Net increase (decrease) in net assets resulting from operations		$(578,505,298)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$237,322,270	$205,567,543
Net realized gain (loss)	662,883,907	563,412,263
Change in net unrealized appreciation (depreciation)	(1,478,711,475)	648,134,758
Net increase (decrease) in net assets resulting from operations	(578,505,298)	1,417,114,564
Distributions to shareholders	(975,442,209)	–
Distributions to shareholders from net investment income	–	(200,956,092)
Distributions to shareholders from net realized gain	–	(475,842,770)
Total distributions	(975,442,209)	(676,798,862)
Share transactions - net increase (decrease)	1,599,168,797	561,627,353
Total increase (decrease) in net assets	45,221,290	1,301,943,055
Net Assets
Beginning of period	10,485,796,450	9,183,853,395
End of period	$10,531,017,740	$10,485,796,450
Other Information
Undistributed net investment income end of period		$4,980,310

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Stock Selector Large Cap Value Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.47	$12.49	$10.38	$12.67	$11.96
Income from Investment Operations
Net investment income (loss)A	.29	.28B	.17	.18	.18
Net realized and unrealized gain (loss)	(1.01)	1.63	2.25	(.96)	1.48
Total from investment operations	(.72)	1.91	2.42	(.78)	1.66
Distributions from net investment income	(.27)	(.28)	(.16)	(.20)C	(.16)
Distributions from net realized gain	(.90)	(.65)	(.14)	(1.31)C	(.79)
Total distributions	(1.18)D	(.93)	(.31)E	(1.51)	(.95)
Net asset value, end of period	$11.57	$13.47	$12.49	$10.38	$12.67
Total ReturnF	(5.07)%	15.62%	23.49%	(6.69)%	13.70%
Ratios to Average Net AssetsG,H
Expenses before reductions	- %I	.20%	.67%	.73%	.72%
Expenses net of fee waivers, if any	- %I	.20%	.67%	.73%	.72%
Expenses net of all reductions	- %I	.20%	.66%	.72%	.72%
Net investment income (loss)	2.33%	2.13%B	1.51%	1.43%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$10,531,018	$10,485,796	$3,615,123	$2,860,230	$3,226,266
Portfolio turnover rateJ	87%K	61%	54%	64%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.87%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.18 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.902 per share.

 E Total distributions of $.31 per share is comprised of distributions from net investment income of $.162 and distributions from net realized gain of $.144 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Value Discovery Fund	(6.12)%	7.33%	9.60%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Value Discovery Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$17,583	Fidelity® Series Value Discovery Fund
$19,322	Russell 3000® Value Index

Fidelity® Series Value Discovery Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength resulted in each advancing about 3%.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund returned -6.12%, trailing the -4.76% result of the benchmark Russell 3000® Value Index. Versus the benchmark, security selection in the health care and financials sectors were the biggest detractors. In contrast, an overweighting in communication services contributed to relative performance, as did an underweighting and security selection in industrials. The fund's largest individual relative detractor was British American Tobacco, a non-benchmark stock that faced regulatory and competitive challenges. I eliminated the fund's stake in January. Another non-benchmark holding that detracted was Germany-based pharmaceutical and life sciences company Bayer, which struggled amid investors' concern about the firm's legal liabilities. Also hurting relative performance was our limited exposure to certain defensive holdings that performed well amid challenging market conditions in late 2018. These included pharmaceutical manufacturer Merck and consumer-products company Procter & Gamble – two benchmark components I entirely avoided – as well as Pfizer, a second drugmaker in which the fund was significantly underweighted. On the positive side, the top contributor was an out-of-benchmark position in Irish pharmaceutical company Shire, acquired by Takeda Pharmaceutical during the period. Another contributor was an overweight stake in media company Twenty-First Century Fox, one of our largest holdings on January 31. Other notable contributors included utility provider Exelon and an out-of-benchmark position in Apple, the latter of which I sold from the fund for valuation reasons. Lastly, the fund’s 3% stake in cash, on average, was another positive, given late-2018 market weakness.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Value Discovery Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.9
Wells Fargo & Co.	3.3
Chevron Corp.	3.1
Exxon Mobil Corp.	3.0
Comcast Corp. Class A	2.9
CVS Health Corp.	2.5
Verizon Communications, Inc.	2.3
Amgen, Inc.	2.2
U.S. Bancorp	2.2
Twenty-First Century Fox, Inc. Class A	2.1
27.5

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	25.2
Health Care	16.3
Communication Services	14.0
Energy	12.2
Consumer Staples	9.0

Asset Allocation (% of fund's net assets)

As of January 31, 2019 *
Stocks and Equity Futures	98.3%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 15.7%

Fidelity® Series Value Discovery Fund

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
COMMUNICATION SERVICES - 14.0%
Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	3,209,629	$176,722,173
Entertainment - 5.3%
Cinemark Holdings, Inc.	1,451,100	59,379,012
Lions Gate Entertainment Corp. Class B	3,402,600	59,647,578
The Walt Disney Co.	1,128,100	125,805,712
Twenty-First Century Fox, Inc. Class A	3,291,300	162,294,003
		407,126,305
Interactive Media & Services - 1.4%
Alphabet, Inc. Class A (a)	94,000	105,833,660
Media - 5.0%
Comcast Corp. Class A	6,199,000	226,697,430
comScore, Inc. (a)	1,610,363	31,708,047
Entercom Communications Corp. Class A (b)	4,452,300	32,635,359
Interpublic Group of Companies, Inc.	4,416,700	100,479,925
		391,520,761

TOTAL COMMUNICATION SERVICES		1,081,202,899

CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.4%
Lear Corp.	207,800	31,986,654
Internet & Direct Marketing Retail - 0.6%
eBay, Inc.	1,289,900	43,405,135
Multiline Retail - 1.1%
Dollar General Corp.	767,600	88,604,068
Textiles, Apparel & Luxury Goods - 0.9%
PVH Corp.	648,900	70,801,479

TOTAL CONSUMER DISCRETIONARY		234,797,336

CONSUMER STAPLES - 9.0%
Beverages - 2.1%
Coca-Cola European Partners PLC	951,000	45,248,580
PepsiCo, Inc.	1,031,000	116,162,770
		161,411,350
Food & Staples Retailing - 1.8%
Sysco Corp.	1,346,400	85,967,640
Walmart, Inc.	584,400	56,003,052
		141,970,692
Food Products - 4.6%
Danone SA	1,020,100	74,234,517
Mondelez International, Inc.	923,200	42,707,232
Seaboard Corp.	1,008	3,895,083
The Hershey Co.	1,011,200	107,288,320
The J.M. Smucker Co.	1,172,600	122,982,288
		351,107,440
Personal Products - 0.5%
Coty, Inc. Class A	1,994,000	15,473,440
Unilever NV (NY Reg.)	438,100	23,442,731
		38,916,171

TOTAL CONSUMER STAPLES		693,405,653

ENERGY - 12.0%
Energy Equipment & Services - 0.9%
Baker Hughes, a GE Co. Class A	3,123,600	73,623,252
Oil, Gas & Consumable Fuels - 11.1%
Chevron Corp.	2,116,272	242,630,585
Dynagas LNG Partners LP	783,700	2,115,990
Exxon Mobil Corp.	3,130,800	229,425,024
GasLog Ltd.	1,202,700	21,564,411
GasLog Partners LP (c)	2,488,800	56,470,872
Golar LNG Ltd.	1,229,433	27,379,473
Golar LNG Partners LP (c)	4,059,900	54,402,660
Hoegh LNG Partners LP (c)	1,241,600	21,914,240
Phillips 66 Co.	1,028,200	98,100,562
Suncor Energy, Inc.	1,668,900	53,828,519
Teekay Corp. (b)	1,367,800	4,800,978
Teekay LNG Partners LP	2,071,200	26,635,632
Teekay Offshore Partners LP	15,282,400	18,491,704
		857,760,650

TOTAL ENERGY		931,383,902

FINANCIALS - 25.2%
Banks - 9.3%
M&T Bank Corp.	427,200	70,291,488
PNC Financial Services Group, Inc.	979,500	120,155,265
SunTrust Banks, Inc.	1,799,100	106,902,522
U.S. Bancorp	3,332,921	170,512,238
Wells Fargo & Co.	5,239,449	256,261,451
		724,122,964
Capital Markets - 2.8%
Affiliated Managers Group, Inc.	205,400	21,556,730
AllianceBernstein Holding LP	127,400	3,884,426
Goldman Sachs Group, Inc.	516,700	102,311,767
Invesco Ltd.	1,175,500	21,417,610
State Street Corp.	928,200	65,809,380
		214,979,913
Consumer Finance - 1.8%
Capital One Financial Corp.	734,100	59,161,119
Discover Financial Services	1,196,500	80,751,785
		139,912,904
Diversified Financial Services - 3.9%
Berkshire Hathaway, Inc. Class B (a)	1,447,900	297,601,367
Standard Life PLC	670,256	2,212,275
		299,813,642
Insurance - 4.1%
Allstate Corp.	501,600	44,075,592
Chubb Ltd.	636,677	84,709,875
FNF Group	1,159,300	41,920,288
Prudential PLC	2,698,047	52,763,437
The Travelers Companies, Inc.	777,200	97,569,688
		321,038,880
Mortgage Real Estate Investment Trusts - 3.3%
AGNC Investment Corp.	5,084,600	91,065,186
Annaly Capital Management, Inc.	9,264,900	96,725,556
MFA Financial, Inc.	8,966,600	65,725,178
		253,515,920

TOTAL FINANCIALS		1,953,384,223

HEALTH CARE - 16.3%
Biotechnology - 3.1%
Amgen, Inc.	926,377	173,334,400
Celgene Corp. (a)	734,200	64,947,332
		238,281,732
Health Care Providers & Services - 6.8%
Anthem, Inc.	353,200	107,019,600
Cigna Corp.	699,100	139,687,171
CVS Health Corp.	2,937,431	192,548,602
UnitedHealth Group, Inc.	314,500	84,977,900
		524,233,273
Pharmaceuticals - 6.4%
Allergan PLC	591,900	85,221,762
Bayer AG	1,285,238	97,415,707
Bristol-Myers Squibb Co.	785,600	38,785,072
Johnson & Johnson	291,893	38,845,120
Pfizer, Inc.	808,213	34,308,642
Roche Holding AG (participation certificate)	183,766	48,888,325
Sanofi SA sponsored ADR	1,627,900	70,732,255
Takeda Pharmaceutical Co. Ltd. ADR	4,194,741	83,768,978
		497,965,861

TOTAL HEALTH CARE		1,260,480,866

INDUSTRIALS - 5.3%
Aerospace & Defense - 2.4%
Harris Corp.	367,400	56,278,332
United Technologies Corp.	1,128,100	133,194,767
		189,473,099
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	1,053,300	91,394,841
Machinery - 1.1%
Deere & Co.	529,100	86,772,400
Road & Rail - 0.6%
Union Pacific Corp.	280,700	44,650,949

TOTAL INDUSTRIALS		412,291,289

INFORMATION TECHNOLOGY - 3.3%
Electronic Equipment & Components - 1.0%
TE Connectivity Ltd.	981,132	79,422,635
IT Services - 2.3%
Amdocs Ltd.	1,107,300	61,875,924
Cognizant Technology Solutions Corp. Class A	1,237,200	86,208,096
Fiserv, Inc. (a)	199,700	16,561,121
The Western Union Co.	751,500	13,714,875
		178,360,016

TOTAL INFORMATION TECHNOLOGY		257,782,651

MATERIALS - 1.6%
Chemicals - 0.9%
LyondellBasell Industries NV Class A	320,200	27,847,794
The Scotts Miracle-Gro Co. Class A	581,123	43,206,495
		71,054,289
Containers & Packaging - 0.7%
Graphic Packaging Holding Co.	4,390,500	52,993,335

TOTAL MATERIALS		124,047,624

REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 1.8%
American Tower Corp.	414,300	71,607,612
Simon Property Group, Inc.	350,200	63,778,424
		135,386,036
Real Estate Management & Development - 1.2%
CBRE Group, Inc. (a)	2,077,600	95,050,200

TOTAL REAL ESTATE		230,436,236

UTILITIES - 4.6%
Electric Utilities - 3.6%
Exelon Corp.	3,108,400	148,457,184
Xcel Energy, Inc.	2,500,100	130,905,236
		279,362,420
Independent Power and Renewable Electricity Producers - 0.2%
NRG Yield, Inc. Class C	766,600	11,567,994
Multi-Utilities - 0.8%
WEC Energy Group, Inc.	828,900	60,534,568

TOTAL UTILITIES		351,464,982

TOTAL COMMON STOCKS
(Cost $7,361,838,690)		7,530,677,661

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f)
(Cost $39,369,027)	39,369,027	19,743,567

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 2.43% (g)	128,710,449	128,736,191
Fidelity Securities Lending Cash Central Fund 2.43% (g)(h)	17,880,589	17,882,377
TOTAL MONEY MARKET FUNDS
(Cost $146,615,425)		146,618,568
TOTAL INVESTMENT IN SECURITIES - 99.4%
(Cost $7,547,823,142)		7,697,039,796
NET OTHER ASSETS (LIABILITIES) - 0.6%		45,245,415
NET ASSETS - 100%		$7,742,285,211

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	1,373	March 2019	$80,780,455	$5,097,763	$5,097,763

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,743,567 or 0.3% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 10/30/18	$39,369,027

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,910,299
Fidelity Securities Lending Cash Central Fund	157,638
Total	$5,067,937

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
GasLog Partners LP	$36,320,250	$23,585,262	$961,871	$3,776,059	$(1,741)	$(2,471,028)	$56,470,872
Golar LNG Partners LP	56,073,470	27,869,972	419,258	6,775,410	(126,908)	(28,994,616)	54,402,660
Hoegh LNG Partners LP	19,706,065	3,277,410	--	2,037,640	--	(1,069,235)	21,914,240
Total	$112,099,785	$54,732,644	$1,381,129	$12,589,109	$(128,649)	$(32,534,879)	$132,787,772

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,081,202,899	$1,081,202,899	$--	$--
Consumer Discretionary	234,797,336	234,797,336	--	--
Consumer Staples	693,405,653	619,171,136	74,234,517	--
Energy	931,383,902	931,383,902	--	--
Financials	1,953,384,223	1,900,620,786	52,763,437	--
Health Care	1,260,480,866	1,114,176,834	146,304,032	--
Industrials	412,291,289	412,291,289	--	--
Information Technology	257,782,651	257,782,651	--	--
Materials	124,047,624	124,047,624	--	--
Real Estate	230,436,236	230,436,236	--	--
Utilities	351,464,982	351,464,982	--	--
Other	19,743,567	--	--	19,743,567
Money Market Funds	146,618,568	146,618,568	--	--
Total Investments in Securities:	$7,697,039,796	$7,403,994,243	$273,301,986	$19,743,567
Derivative Instruments:
Assets
Futures Contracts	$5,097,763	$5,097,763	$--	$--
Total Assets	$5,097,763	$5,097,763	$--	$--
Total Derivative Instruments:	$5,097,763	$5,097,763	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$5,097,763	$0
Total Equity Risk	5,097,763	0
Total Value of Derivatives	$5,097,763	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.3%
Switzerland	2.7%
Marshall Islands	2.3%
France	1.9%
Canada	1.5%
United Kingdom	1.3%
Germany	1.3%
Ireland	1.1%
Japan	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Value Discovery Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value (including securities loaned of $17,282,302) — See accompanying schedule: Unaffiliated issuers (cost $7,235,635,425)	$7,417,633,455
Fidelity Central Funds (cost $146,615,425)	146,618,569
Other affiliated issuers (cost $165,572,292)	132,787,772
Total Investment in Securities (cost $7,547,823,142)		$7,697,039,796
Segregated cash with brokers for derivative instruments		2,479,200
Cash		17,129
Restricted cash		2,135,113
Receivable for investments sold		50,477,492
Receivable for fund shares sold		3,896,355
Dividends receivable		9,623,751
Distributions receivable from Fidelity Central Funds		475,026
Receivable for daily variation margin on futures contracts		482,819
Other receivables		553
Total assets		7,766,627,234
Liabilities
Payable for investments purchased	$1,682,971
Payable for fund shares redeemed	4,753,560
Other payables and accrued expenses	27,757
Collateral on securities loaned	17,877,735
Total liabilities		24,342,023
Net Assets		$7,742,285,211
Net Assets consist of:
Paid in capital		$7,626,971,105
Total distributable earnings (loss)		115,314,106
Net Assets		$7,742,285,211
Net Asset Value, offering price and redemption price per share ($7,742,285,211 ÷ 635,031,822 shares)		$12.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends (including $12,589,109 earned from other affiliated issuers)		$176,318,265
Income from Fidelity Central Funds		5,067,937
Total income		181,386,202
Expenses
Custodian fees and expenses	$105,700
Independent trustees' fees and expenses	41,560
Commitment fees	19,811
Total expenses before reductions	167,071
Expense reductions	(12,860)
Total expenses after reductions		154,211
Net investment income (loss)		181,231,991
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	258,131,236
Fidelity Central Funds	(7,083)
Other affiliated issuers	(128,649)
Foreign currency transactions	(63,060)
Futures contracts	8,094,452
Total net realized gain (loss)		266,026,896
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(932,454,446)
Fidelity Central Funds	3,050
Other affiliated issuers	(32,534,879)
Assets and liabilities in foreign currencies	(34,604)
Futures contracts	5,097,763
Total change in net unrealized appreciation (depreciation)		(959,923,116)
Net gain (loss)		(693,896,220)
Net increase (decrease) in net assets resulting from operations		$(512,664,229)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$181,231,991	$209,753,536
Net realized gain (loss)	266,026,896	1,900,566,903
Change in net unrealized appreciation (depreciation)	(959,923,116)	(924,677,998)
Net increase (decrease) in net assets resulting from operations	(512,664,229)	1,185,642,441
Distributions to shareholders	(488,658,856)	–
Distributions to shareholders from net investment income	–	(149,871,066)
Distributions to shareholders from net realized gain	–	(462,206,675)
Total distributions	(488,658,856)	(612,077,741)
Share transactions - net increase (decrease)	1,312,890,342	(6,007,771,301)
Total increase (decrease) in net assets	311,567,257	(5,434,206,601)
Net Assets
Beginning of period	7,430,717,954	12,864,924,555
End of period	$7,742,285,211	$7,430,717,954
Other Information
Distributions in excess of net investment income end of period		$(1,287,594)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Value Discovery Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.89	$13.03	$10.83	$12.31	$11.80
Income from Investment Operations
Net investment income (loss)A	.32	.31	.27	.31	.32
Net realized and unrealized gain (loss)	(1.20)	1.58	2.44	(.80)	.87
Total from investment operations	(.88)	1.89	2.71	(.49)	1.19
Distributions from net investment income	(.30)	(.25)B	(.26)	(.32)	(.28)
Distributions from net realized gain	(.52)	(.78)B	(.25)	(.67)	(.40)
Total distributions	(.82)	(1.03)	(.51)	(.99)	(.68)
Net asset value, end of period	$12.19	$13.89	$13.03	$10.83	$12.31
Total ReturnC,D	(6.12)%	15.05%	25.40%	(4.32)%	9.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	.27%	.62%	.62%	.63%
Expenses net of fee waivers, if any	- %G	.27%	.62%	.62%	.63%
Expenses net of all reductions	- %G	.26%	.62%	.62%	.63%
Net investment income (loss)	2.47%	2.29%	2.21%	2.51%	2.50%
Supplemental Data
Net assets, end of period (000 omitted)	$7,742,285	$7,430,718	$5,063,707	$4,400,959	$4,809,405
Portfolio turnover rateH	40%I	74%J	42%	41%	38%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Series Value Discovery Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager.

Effective August 28, 2017, each Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series All-Sector Equity, Series Stock Selector Large Cap Value and Series Value Discovery, respectively.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fidelity Series All-Sector Equity Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, market discount, partnerships, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series All-Sector Equity Fund	$2,752,209,515	$978,423,323	$(123,535,444)	$854,887,879
Fidelity Series Stock Selector Large Cap Value Fund	9,918,887,358	1,238,506,461	(617,909,318)	620,597,143
Fidelity Series Value Discovery Fund	7,551,809,435	661,500,384	(516,270,023)	145,230,361

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund	–	$41,831,429	$854,826,045
Fidelity Series Stock Selector Large Cap Value Fund	9,336,534	69,955,275	620,597,143
Fidelity Series Value Discovery Fund	–	–	145,211,934

Fidelity Series Value Discovery Fund intends to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2018 to January 31, 2019, and ordinary losses recognized during the period January 1, 2019 to January 31, 2019. Loss deferrals were as follows:

	Capital losses	Ordinary losses
Fidelity Series Value Discovery Fund	$(26,606,011)	$(3,291,817)

The tax character of distributions paid was as follows:

January 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$86,417,134	$1,037,797,781	$1,124,214,915
Fidelity Series Stock Selector Large Cap Value Fund	229,498,154	745,944,055	975,442,209
Fidelity Series Value Discovery Fund	184,311,821	304,347,035	488,658,856

January 31, 2018
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$119,099,937	$722,733,811	$841,833,748
Fidelity Series Stock Selector Large Cap Value Fund	326,806,315	349,992,547	676,798,862
Fidelity Series Value Discovery Fund	273,934,484	338,143,257	612,077,741

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Consolidated Subsidiary. Fidelity Series Value Discovery Fund (the Fund) invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $21,878,680 in this Subsidiary, representing .28% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period, except for Fidelity Series All-Sector Equity Fund. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	3,325,002,791	6,246,537,608
Fidelity Series Stock Selector Large Cap Value Fund	8,418,552,365	8,653,074,115
Fidelity Series Value Discovery Fund	2,828,547,908	2,862,316,492

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Fidelity Series All-Sector Equity Fund	$88,416
Fidelity Series Stock Selector Large Cap Value Fund	240,452
Fidelity Series Value Discovery Fund	43,366

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series All-Sector Equity Fund	Borrower	$36,702,000	2.16%	$6,613

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 454,588,598 shares of Fidelity Series Discovery Value Fund held by affiliated entities were redeemed in kind for investments and cash with a value of $6,049,509,537. The Fund has a net realized gain of $1,529,538,334 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in shares transactions in the accompanying State of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Fidelity Series All-Sector Equity Fund	$3,249
Fidelity Series Value Discovery Fund	130,230

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series All-Sector Equity Fund	$15,392
Fidelity Series Stock Selector Large Cap Value Fund	28,255
Fidelity Series Value Discovery Fund	19,811

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM. Security lending activity was as follows:

Total Security Lending Income
Fidelity Series All-Sector Equity Fund	$24,847
Fidelity Series Stock Selector Large Cap Value Fund	$10,755
Fidelity Series Value Discovery Fund	$157,638

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series All-Sector Equity Fund	$173,116	$–
Fidelity Series Value Discovery Fund	–	12,860

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2019	Year ended January 31, 2018
Fidelity Series All-Sector Equity Fund
Distributions to shareholders
Series All-Sector Equity	$1,124,214,915	$–
From net investment income
Series All-Sector Equity	$–	$84,485,761
Class F	–	778,754
Total	$–	$85,264,515
From net realized gain
Series All-Sector Equity	$–	$645,726,540
Class F	–	110,842,693
Total	$–	$756,569,233
Fidelity Series Stock Selector Large Cap Value Fund
Distributions to shareholders
Series Stock Selector Large Cap Value	$975,442,209	$–
From net investment income
Series Stock Selector Large Cap Value	$–	$196,951,761
Class F	–	4,004,331
Total	$–	$200,956,092
From net realized gain
Series Stock Selector Large Cap Value	$–	$458,490,671
Class F	–	17,352,099
Total	$–	$475,842,770
Fidelity Series Value Discovery Fund
Distributions to shareholders
Series Value Discovery	$488,658,856	$–
From net investment income
Series Value Discovery	$–	$81,449,326
Class F	–	68,421,740
Total	$–	$149,871,066
From net realized gain
Series Value Discovery	$–	$383,419,382
Class F	–	78,787,293
Total	$–	$462,206,675

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2019	Year ended January 31, 2018
Fidelity Series All-Sector Equity
Shares sold	30,970,394	284,598,389	$378,787,782	$3,701,113,864
Reinvestment of distributions	117,674,923	57,825,664	1,124,214,915	730,212,301
Shares redeemed	(250,295,870)	(77,770,587)	(3,320,012,000)	(1,027,443,751)
Net increase (decrease)	(101,650,553)	264,653,466	$(1,817,009,303)	$3,403,882,414
Class F
Shares sold	–	17,419,838	$–	$220,628,351
Reinvestment of distributions	–	9,008,995	–	111,621,447
Shares redeemed	–	(288,104,477)	–	(3,729,449,444)
Net increase (decrease)	–	(261,675,644)	$–	$(3,397,199,646)
Fidelity Series Stock Selector Large Cap Value
Shares sold	56,636,973	506,849,247	$704,125,905	$6,538,339,415
Issued in exchange for the shares of Fidelity Adviser Series Stock Selector Large Cap Value Fund	86,505,464	–	1,142,737,823	–
Reinvestment of distributions	86,317,969	50,657,934	975,442,209	655,442,432
Shares redeemed	(97,345,371)	(68,423,833)	(1,223,137,140)	(894,534,018)
Net increase (decrease)	132,115,035	489,083,348	$1,599,168,797	$6,299,247,829
Class F
Shares sold	–	32,789,177	$–	$420,765,409
Reinvestment of distributions	–	1,658,108	–	21,356,430
Shares redeemed	–	(479,833,926)	–	(6,179,742,315)
Net increase (decrease)	–	(445,386,641)	$–	$(5,737,620,476)
Fidelity Series Value Discovery
Shares sold	37,884,353	–	$489,756,078	$4,706,853,232
Issued in exchange for the shares of Fidelity Advisor Series Equity Value Fund	82,306,891	–	1,141,600,514	–
Reinvestment of distributions	41,468,961	34,973,828	488,658,856	464,868,708
Shares redeemed	(61,689,584)	(248,104,733)(a)	(807,125,106)	(3,299,221,934)(a)
Net increase (decrease)	99,970,621	146,465,438	$1,312,890,342	$1,872,500,006
Class F
Shares sold	–	33,199,574	$–	$439,081,260
Reinvestment of distributions	–	11,137,913	–	147,209,033
Shares redeemed	–	(642,768,758)(a)	–	(8,466,561,600)(a)
Net increase (decrease)	–	(598,431,271)	$–	$(7,880,271,307)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

13. Merger Information.

On September 14, 2018, Fidelity Series Stock Selector Large Cap Value Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Series Stock Selector Large Cap Value Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its respective net asset value on the acquisition date.

On September 21, 2018, Fidelity Series Value Discovery Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Series Equity Value Fund ("Target Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of the Target Fund at its respective net asset value on the acquisition date.

The reorganizations provide shareholders of each Target Fund access to a larger portfolio with a similar investment objective and lower expenses. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Combined total net assets after the acquisition are as follows:

Target Funds	Securities	Unrealized appreciation (depreciation)	Net Assets
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$1,141,814,114	$155,225,458	$1,142,737,823
Fidelity Advisor Series Equity Value Fund	1,146,283,856	130,414,969	1,141,600,514

Surviving Funds	Net assets	Total net assets after the acquisition
Fidelity Series Stock Selector Large Cap Value Fund	$10,008,538,109	$11,151,275,932
Fidelity Series Value Discovery Fund	7,203,814,366	8,345,414,880

Pro forma results of operations of the combined entity for the entire period ended January 31, 2019, as though each acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Surviving Funds	Net investment income (loss)	Total net realized gain (loss)	Total change in net unrealized appreciation (depreciation)	Net increase (decrease) in net assets resulting from operations
Fidelity Series Stock Selector Large Cap Value Fund	$254,718,097	$741,150,176	$(1,575,583,949)	$(579,715,676)
Fidelity Series Value Discovery Fund	200,459,630	284,494,276	(998,645,857)	(513,691,951)

Because each combined investment portfolio have been managed as a single portfolio since each acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in each Surviving Fund's accompanying Statement of Operations since the respective acquisition dates.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund:

Opinion on the Financial Statements and Financial Highlights

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the "Funds"), each a fund of Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 19, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Series Stock Selector Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended January 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for each of the five years in the period ended January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 19, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Michael E. Wiley each of the Trustees oversees 287 funds. Mr. Wiley overseas 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Fidelity Series All-Sector Equity Fund	-%-C
Actual		$1,000.00	$951.60	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Fidelity Series Stock Selector Large Cap Value Fund	-%-C
Actual		$1,000.00	$968.30	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D
Fidelity Series Value Discovery Fund	.01%
Actual		$1,000.00	$961.70	$.05
Hypothetical-E		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Series All-Sector Equity Fund	03/11/19	03/08/19	$0.000	$0.110
Fidelity Series Stock Selector Large Cap Value Fund	03/11/19	03/08/19	$0.011	$0.077
Fidelity Series Value Discovery Fund	03/11/19	03/08/19	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$1,100,299,257
Fidelity Series Stock Selector Large Cap Value Fund	$678,353,829
Fidelity Series Value Discovery Fund	$295,633,024

The Fidelity Advisor Series Stock Selector Large Cap Value Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 14, 2018, $76,241,369, or, if subsequently determined to be different, the net capital gain of such year.

The Fidelity Advisor Series Equity Value Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 21, 2018, $18,870,447, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

Fidelity Series All-Sector Equity Fund
March, 2018	10%
December, 2018	100%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2018	99%
December, 2018	79%
Fidelity Advisor Series Stock Selector Large Cap Value Fund
March, 2018	99%
September, 2018	64%
Fidelity Series Value Discovery Fund
March, 2018	64%
December, 2018	64%
Fidelity Advisor Series Equity Value Fund
March, 2018	55%
September, 2018	81%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series All-Sector Equity Fund
March, 2018	11%
December, 2018	100%
Fidelity Series Stock Selector Large Cap Value Fund
March, 2018	100%
December, 2018	87%
Fidelity Advisor Series Stock Selector Large Cap Value Fund
March, 2018	100%
September, 2018	69%
Fidelity Series Value Discovery Fund
March, 2018	86%
December, 2018	86%
Fidelity Advisor Series Equity Value Fund
March, 2018	52%
September, 2018	82%

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series All-Sector Equity Fund
Fidelity Series Value Discovery Fund
Fidelity Series Stock Selector Large Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for each fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as stand-alone investment products. In this regard, the Board noted that each fund is designed to offer an investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that each fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of each fund with certain exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for each fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the funds or the party responsible for making such payments under the current management contracts.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.014% through March 31, 2021.

Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund with certain exceptions.

Economies of Scale.  The Board concluded that because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

EDT-LDT-ANN-0319
1.956971.106

Fidelity® Stock Selector Large Cap Value Fund Annual Report January 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.90)%	5.92%	10.83%
Class M (incl. 3.50% sales charge)	(9.08)%	6.08%	10.74%
Class C (incl. contingent deferred sales charge)	(7.14)%	6.30%	10.61%
Fidelity® Stock Selector Large Cap Value Fund	(5.20)%	7.49%	11.81%
Class I	(5.20)%	7.46%	11.78%
Class Z	(5.04)%	7.53%	11.82%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$30,543	Fidelity® Stock Selector Large Cap Value Fund
$35,140	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way.

Comments from Lead Portfolio Manager Matthew Friedman:  For the fiscal year, the fund's share classes posted returns roughly within a range of -5% to -6% (excluding sales charges, if applicable), trailing the -4.81% return of the benchmark Russell 1000® Value Index. Versus the benchmark, security selection detracted, especially in the financials sector. Conversely, choices within information technology added value. An overweighting, on average, in flooring manufacturer Mohawk Industries (-57%) detracted more than any other fund position for the period, reflecting higher costs that led to disappointing earnings. We sold our stake in Mohawk by period end. An overweighting in insurance company American International Group (-30%) also hurt versus the benchmark. On the positive side, shares of integrated energy company ConocoPhillips (+18%) added value. Also in energy, the fund’s stake in Andeavor contributed, as shares gained due to this company’s merger with Marathon Petroleum, completed in October. As a result of the merger, the fund did not hold Andeavor as of January 31.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On June 11, 2018, Pierre Sorel assumed management responsibility of the financials and real estate sleeves, succeeding Justin Bennett, who moved into a new role. On March 31, 2018, Kathy Buck retired from portfolio management, leaving Laurie Mundt the sole manager of the consumer staples sleeve and Chip Perrone as the sole manager of the consumer discretionary sleeve.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Bank of America Corp.	2.8
Wells Fargo & Co.	2.5
Johnson & Johnson	2.4
Verizon Communications, Inc.	2.4
Capital One Financial Corp.	2.3
Comcast Corp. Class A	2.2
Citigroup, Inc.	2.0
Pfizer, Inc.	1.9
Procter & Gamble Co.	1.9
Suncor Energy, Inc.	1.7
22.1

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	21.4
Health Care	14.0
Information Technology	9.4
Energy	9.4
Industrials	7.9

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	96.4%
Short-Term Investments and Net Other Assets (Liabilities)	3.6%

 * Foreign investments - 12.8%

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
COMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 2.4%
Verizon Communications, Inc.	409,763	$22,561,551
Entertainment - 1.3%
Cinemark Holdings, Inc.	65,300	2,672,076
The Walt Disney Co.	88,385	9,856,695
		12,528,771
Interactive Media & Services - 0.5%
Alphabet, Inc. Class A (a)	4,038	4,546,344
Media - 3.0%
Comcast Corp. Class A	575,948	21,062,418
Interpublic Group of Companies, Inc.	152,279	3,464,347
Omnicom Group, Inc.	48,085	3,744,860
		28,271,625

TOTAL COMMUNICATION SERVICES		67,908,291

CONSUMER DISCRETIONARY - 5.7%
Auto Components - 0.6%
Aptiv PLC	71,900	5,689,447
Hotels, Restaurants & Leisure - 2.6%
McDonald's Corp.	85,350	15,258,873
Royal Caribbean Cruises Ltd.	80,560	9,671,228
		24,930,101
Household Durables - 0.6%
Lennar Corp. Class A	127,300	6,036,566
Multiline Retail - 0.6%
Dollar Tree, Inc. (a)	64,310	6,227,137
Specialty Retail - 0.7%
Burlington Stores, Inc. (a)	36,551	6,276,172
Textiles, Apparel & Luxury Goods - 0.6%
Tapestry, Inc.	137,600	5,326,496

TOTAL CONSUMER DISCRETIONARY		54,485,919

CONSUMER STAPLES - 6.9%
Beverages - 0.4%
PepsiCo, Inc.	10,600	1,194,302
The Coca-Cola Co.	59,700	2,873,361
		4,067,663
Food & Staples Retailing - 1.7%
Kroger Co.	64,500	1,827,285
Walgreens Boots Alliance, Inc.	60,400	4,364,504
Walmart, Inc.	105,045	10,066,462
		16,258,251
Food Products - 1.6%
Archer Daniels Midland Co.	16,200	727,380
Bunge Ltd.	7,100	390,997
Conagra Brands, Inc.	124,100	2,685,524
McCormick & Co., Inc. (non-vtg.)	8,000	989,120
Mondelez International, Inc.	128,600	5,949,036
The Kraft Heinz Co.	70,100	3,369,006
Tyson Foods, Inc. Class A	21,800	1,349,856
		15,460,919
Household Products - 2.2%
Colgate-Palmolive Co.	37,200	2,406,096
Kimberly-Clark Corp.	3,200	356,416
Procter & Gamble Co.	183,980	17,748,551
		20,511,063
Tobacco - 1.0%
Altria Group, Inc.	7,500	370,125
Philip Morris International, Inc.	120,500	9,244,760
		9,614,885

TOTAL CONSUMER STAPLES		65,912,781

ENERGY - 9.4%
Energy Equipment & Services - 0.8%
Baker Hughes, a GE Co. Class A	334,500	7,884,165
Oil, Gas & Consumable Fuels - 8.6%
Anadarko Petroleum Corp.	141,400	6,692,462
BP PLC sponsored ADR	254,104	10,448,756
Cenovus Energy, Inc. (Canada)	918,600	7,172,903
Cheniere Energy, Inc. (a)	163,900	10,760,035
ConocoPhillips Co.	225,600	15,270,864
Noble Energy, Inc.	231,700	5,176,178
Suncor Energy, Inc.	491,900	15,865,689
Valero Energy Corp.	113,000	9,923,660
		81,310,547

TOTAL ENERGY		89,194,712

FINANCIALS - 21.4%
Banks - 10.7%
Bank of America Corp.	918,600	26,152,544
Citigroup, Inc.	300,200	19,350,892
First Horizon National Corp.	449,200	6,594,256
Huntington Bancshares, Inc.	801,200	10,607,888
KeyCorp	409,600	6,746,112
U.S. Bancorp	171,500	8,773,940
Wells Fargo & Co.	476,800	23,320,288
		101,545,920
Capital Markets - 2.5%
Bank of New York Mellon Corp.	210,600	11,018,592
Cboe Global Markets, Inc.	33,400	3,115,218
E*TRADE Financial Corp.	155,900	7,274,294
Goldman Sachs Group, Inc.	14,500	2,871,145
		24,279,249
Consumer Finance - 3.0%
Capital One Financial Corp.	266,400	21,469,176
Discover Financial Services	46,700	3,151,783
SLM Corp.	339,100	3,631,761
		28,252,720
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	63,357	13,022,398
Insurance - 3.8%
American International Group, Inc.	227,400	9,830,502
Hartford Financial Services Group, Inc.	66,100	3,101,412
MetLife, Inc.	209,400	9,563,298
The Travelers Companies, Inc.	37,900	4,757,966
Willis Group Holdings PLC	56,800	9,246,472
		36,499,650

TOTAL FINANCIALS		203,599,937

HEALTH CARE - 14.0%
Biotechnology - 0.1%
Amgen, Inc.	2,700	505,197
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	133,000	9,706,340
Baxter International, Inc.	35,800	2,595,142
Becton, Dickinson & Co.	27,800	6,934,988
Boston Scientific Corp. (a)	48,300	1,842,645
Danaher Corp.	52,100	5,778,932
Medtronic PLC	105,520	9,326,913
		36,184,960
Health Care Providers & Services - 2.2%
Anthem, Inc.	20,200	6,120,600
Cigna Corp.	30,732	6,140,561
CVS Health Corp.	83,134	5,449,434
HCA Holdings, Inc.	8,600	1,199,098
McKesson Corp.	11,200	1,436,400
		20,346,093
Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	36,100	8,868,687
Pharmaceuticals - 7.0%
Allergan PLC	36,000	5,183,280
Bristol-Myers Squibb Co.	62,000	3,060,940
Jazz Pharmaceuticals PLC (a)	32,198	4,053,406
Johnson & Johnson	169,985	22,621,604
Merck & Co., Inc.	188,659	14,041,889
Pfizer, Inc.	420,371	17,844,749
		66,805,868

TOTAL HEALTH CARE		132,710,805

INDUSTRIALS - 7.9%
Aerospace & Defense - 1.4%
General Dynamics Corp.	10,944	1,873,284
United Technologies Corp.	94,096	11,109,915
		12,983,199
Airlines - 0.6%
American Airlines Group, Inc.	158,918	5,684,497
Construction & Engineering - 0.8%
AECOM (a)	233,230	7,139,170
Electrical Equipment - 0.6%
Sensata Technologies, Inc. PLC (a)	120,486	5,723,085
Industrial Conglomerates - 1.2%
General Electric Co.	994,652	10,105,664
Honeywell International, Inc.	11,016	1,582,228
		11,687,892
Machinery - 0.4%
WABCO Holdings, Inc. (a)	32,500	3,712,475
Marine - 0.4%
A.P. Moller - Maersk A/S Series B	3,174	4,244,864
Professional Services - 0.7%
Nielsen Holdings PLC	259,600	6,666,528
Road & Rail - 1.1%
Norfolk Southern Corp.	59,858	10,040,581
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	168,699	7,075,236

TOTAL INDUSTRIALS		74,957,527

INFORMATION TECHNOLOGY - 9.4%
Communications Equipment - 1.3%
Cisco Systems, Inc.	258,700	12,233,923
Electronic Equipment & Components - 0.6%
TE Connectivity Ltd.	67,400	5,456,030
IT Services - 3.1%
Amdocs Ltd.	233,750	13,061,950
Cognizant Technology Solutions Corp. Class A	97,000	6,758,960
Conduent, Inc. (a)	212,900	2,714,475
IBM Corp.	54,300	7,299,006
		29,834,391
Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc.	31,200	3,084,432
Broadcom, Inc.	24,700	6,625,775
Intel Corp.	152,000	7,162,240
NXP Semiconductors NV	101,100	8,798,733
Qualcomm, Inc.	50,200	2,485,904
		28,157,084
Software - 1.2%
Microsoft Corp.	37,200	3,884,796
Oracle Corp.	23,400	1,175,382
SS&C Technologies Holdings, Inc.	126,300	6,503,187
		11,563,365
Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp.	52,000	2,339,480

TOTAL INFORMATION TECHNOLOGY		89,584,273

MATERIALS - 3.6%
Chemicals - 2.8%
DowDuPont, Inc.	267,543	14,396,489
LyondellBasell Industries NV Class A	38,400	3,339,648
Nutrien Ltd.	100,500	5,206,465
Westlake Chemical Corp.	51,900	3,835,410
		26,778,012
Construction Materials - 0.3%
Eagle Materials, Inc.	36,900	2,619,900
Containers & Packaging - 0.5%
Crown Holdings, Inc. (a)	90,200	4,600,200

TOTAL MATERIALS		33,998,112

REAL ESTATE - 4.8%
Equity Real Estate Investment Trusts (REITs) - 4.4%
American Tower Corp.	29,100	5,029,644
Boston Properties, Inc.	50,800	6,698,996
Colony Capital, Inc.	162,844	988,463
Corporate Office Properties Trust (SBI)	89,800	2,217,162
DDR Corp.	118,900	1,554,023
Essex Property Trust, Inc.	14,900	4,040,880
Prologis, Inc.	98,500	6,812,260
Public Storage	19,100	4,059,132
Spirit Realty Capital, Inc.	32,020	1,271,834
Store Capital Corp.	67,718	2,188,646
The Macerich Co.	23,434	1,081,713
Welltower, Inc.	74,600	5,780,754
		41,723,507
Real Estate Management & Development - 0.4%
Cushman & Wakefield PLC	120,700	2,080,868
VICI Properties, Inc.	100,100	2,155,153
		4,236,021

TOTAL REAL ESTATE		45,959,528

UTILITIES - 6.1%
Electric Utilities - 4.4%
Edison International	60,200	3,429,594
Evergy, Inc.	157,900	9,050,828
NextEra Energy, Inc.	71,810	12,852,554
PPL Corp.	279,800	8,763,336
Vistra Energy Corp. (a)	307,500	7,721,325
		41,817,637
Independent Power and Renewable Electricity Producers - 0.3%
NRG Energy, Inc.	62,100	2,540,511
Multi-Utilities - 1.4%
Ameren Corp.	92,100	6,386,214
Sempra Energy	57,750	6,755,595
		13,141,809

TOTAL UTILITIES		57,499,957

TOTAL COMMON STOCKS
(Cost $914,807,160)		915,811,842
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.36% to 2.38% 4/4/19 to 5/2/19 (b)
(Cost $427,564)	430,000	427,564
	Shares	Value

Money Market Funds - 5.1%
Fidelity Cash Central Fund, 2.43% (c)
(Cost $48,397,509)	48,388,061	48,397,739
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $963,632,233)		964,637,145
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(14,759,579)
NET ASSETS - 100%		$949,877,566

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $427,564.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$772,418
Fidelity Securities Lending Cash Central Fund	20,878
Total	$793,296

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$67,908,291	$67,908,291	$--	$--
Consumer Discretionary	54,485,919	54,485,919	--	--
Consumer Staples	65,912,781	65,912,781	--	--
Energy	89,194,712	89,194,712	--	--
Financials	203,599,937	203,599,937	--	--
Health Care	132,710,805	132,710,805	--	--
Industrials	74,957,527	70,712,663	4,244,864	--
Information Technology	89,584,273	89,584,273	--	--
Materials	33,998,112	33,998,112	--	--
Real Estate	45,959,528	45,959,528	--	--
Utilities	57,499,957	57,499,957	--	--
U.S. Government and Government Agency Obligations	427,564	--	427,564	--
Money Market Funds	48,397,739	48,397,739	--	--
Total Investments in Securities:	$964,637,145	$959,964,717	$4,672,428	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Canada	3.0%
United Kingdom	2.6%
Ireland	1.9%
Bailiwick of Guernsey	1.4%
Netherlands	1.3%
Liberia	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $915,234,724)	$916,239,406
Fidelity Central Funds (cost $48,397,509)	48,397,739
Total Investment in Securities (cost $963,632,233)		$964,637,145
Cash		113,431
Receivable for investments sold		4,884,031
Receivable for fund shares sold		850,728
Dividends receivable		991,058
Distributions receivable from Fidelity Central Funds		96,631
Receivable for daily variation margin on futures contracts		58,663
Prepaid expenses		1,249
Other receivables		18,854
Total assets		971,651,790
Liabilities
Payable for investments purchased	$6,796,114
Payable for fund shares redeemed	14,387,560
Accrued management fee	350,435
Distribution and service plan fees payable	16,116
Other affiliated payables	165,257
Other payables and accrued expenses	58,742
Total liabilities		21,774,224
Net Assets		$949,877,566
Net Assets consist of:
Paid in capital		$959,612,597
Total distributable earnings (loss)		(9,735,031)
Net Assets		$949,877,566
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($25,204,413 ÷ 1,340,647 shares)		$18.80
Maximum offering price per share (100/94.25 of $18.80)		$19.95
Class M:
Net Asset Value and redemption price per share ($9,541,813 ÷ 508,377 shares)		$18.77
Maximum offering price per share (100/96.50 of $18.77)		$19.45
Class C:
Net Asset Value and offering price per share ($9,812,535 ÷ 534,177 shares)(a)		$18.37
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($806,341,768 ÷ 42,577,655 shares)		$18.94
Class I:
Net Asset Value, offering price and redemption price per share ($98,119,491 ÷ 5,213,792 shares)		$18.82
Class Z:
Net Asset Value, offering price and redemption price per share ($857,546 ÷ 45,525 shares)		$18.84

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends		$22,243,746
Interest		9,200
Income from Fidelity Central Funds		793,296
Total income		23,046,242
Expenses
Management fee
Basic fee	$5,569,557
Performance adjustment	(961,866)
Transfer agent fees	1,835,257
Distribution and service plan fees	203,726
Accounting and security lending fees	341,368
Custodian fees and expenses	53,618
Independent trustees' fees and expenses	5,809
Registration fees	88,462
Audit	63,130
Legal	5,318
Miscellaneous	7,437
Total expenses before reductions	7,211,816
Expense reductions	(113,146)
Total expenses after reductions		7,098,670
Net investment income (loss)		15,947,572
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,115,563
Fidelity Central Funds	(477)
Foreign currency transactions	(9,355)
Futures contracts	669,019
Total net realized gain (loss)		48,774,750
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(121,646,317)
Fidelity Central Funds	966
Assets and liabilities in foreign currencies	(1,072)
Futures contracts	(119,846)
Total change in net unrealized appreciation (depreciation)		(121,766,269)
Net gain (loss)		(72,991,519)
Net increase (decrease) in net assets resulting from operations		$(57,043,947)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,947,572	$15,900,448
Net realized gain (loss)	48,774,750	95,916,836
Change in net unrealized appreciation (depreciation)	(121,766,269)	43,245,181
Net increase (decrease) in net assets resulting from operations	(57,043,947)	155,062,465
Distributions to shareholders	(62,736,837)	–
Distributions to shareholders from net investment income	–	(12,317,467)
Total distributions	(62,736,837)	(12,317,467)
Share transactions - net increase (decrease)	(87,164,437)	246,522,959
Total increase (decrease) in net assets	(206,945,221)	389,267,957
Net Assets
Beginning of period	1,156,822,787	767,554,830
End of period	$949,877,566	$1,156,822,787
Other Information
Undistributed net investment income end of period		$1,245

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Stock Selector Large Cap Value Fund Class A

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.26	$18.63	$15.37	$16.41	$14.72
Income from Investment Operations
Net investment income (loss)A	.26	.25B	.19	.15	.15
Net realized and unrealized gain (loss)	(1.45)	2.54	3.27	(1.03)	1.65
Total from investment operations	(1.19)	2.79	3.46	(.88)	1.80
Distributions from net investment income	(.24)	(.16)	(.20)	(.16)	(.11)
Distributions from net realized gain	(1.03)	–	–	–	–
Total distributions	(1.27)	(.16)	(.20)	(.16)	(.11)
Net asset value, end of period	$18.80	$21.26	$18.63	$15.37	$16.41
Total ReturnC,D	(5.46)%	15.02%	22.48%	(5.40)%	12.25%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	1.02%	1.05%	1.10%	1.07%
Expenses net of fee waivers, if any	.96%	1.02%	1.05%	1.10%	1.07%
Expenses net of all reductions	.95%	1.01%	1.05%	1.09%	1.07%
Net investment income (loss)	1.28%	1.27%B	1.10%	.90%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$25,204	$27,297	$31,054	$24,201	$26,536
Portfolio turnover rateG	92%	90%	51%	67%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .90%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class M

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.24	$18.61	$15.36	$16.40	$14.71
Income from Investment Operations
Net investment income (loss)A	.19	.19B	.13	.10	.10
Net realized and unrealized gain (loss)	(1.44)	2.54	3.26	(1.03)	1.66
Total from investment operations	(1.25)	2.73	3.39	(.93)	1.76
Distributions from net investment income	(.18)	(.10)	(.14)	(.11)	(.07)
Distributions from net realized gain	(1.03)	–	–	–	–
Total distributions	(1.22)C	(.10)	(.14)	(.11)	(.07)
Net asset value, end of period	$18.77	$21.24	$18.61	$15.36	$16.40
Total ReturnD,E	(5.78)%	14.70%	22.04%	(5.71)%	11.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.34%	1.39%	1.42%	1.39%
Expenses net of fee waivers, if any	1.28%	1.34%	1.39%	1.42%	1.39%
Expenses net of all reductions	1.27%	1.33%	1.39%	1.41%	1.39%
Net investment income (loss)	.96%	.95%B	.76%	.58%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$9,542	$10,615	$10,704	$9,515	$10,469
Portfolio turnover rateH	92%	90%	51%	67%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .58%.

 C Total distributions of $1.22 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.032 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class C

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.81	$18.25	$15.09	$16.18	$14.53
Income from Investment Operations
Net investment income (loss)A	.09	.08B	.05	.01	.02
Net realized and unrealized gain (loss)	(1.42)	2.49	3.18	(1.00)	1.63
Total from investment operations	(1.33)	2.57	3.23	(.99)	1.65
Distributions from net investment income	(.08)	(.01)	(.07)	(.10)	–
Distributions from net realized gain	(1.03)	–	–	–	–
Total distributions	(1.11)	(.01)	(.07)	(.10)	–
Net asset value, end of period	$18.37	$20.81	$18.25	$15.09	$16.18
Total ReturnC,D	(6.26)%	14.07%	21.43%	(6.13)%	11.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.80%	1.86%	1.88%	1.93%	1.89%
Expenses net of fee waivers, if any	1.80%	1.85%	1.88%	1.93%	1.89%
Expenses net of all reductions	1.79%	1.85%	1.87%	1.93%	1.89%
Net investment income (loss)	.44%	.43%B	.27%	.07%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$9,813	$10,703	$10,802	$8,956	$10,118
Portfolio turnover rateG	92%	90%	51%	67%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .06%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.41	$18.76	$15.47	$16.51	$14.81
Income from Investment Operations
Net investment income (loss)A	.32	.31B	.24	.20	.20
Net realized and unrealized gain (loss)	(1.46)	2.57	3.29	(1.03)	1.66
Total from investment operations	(1.14)	2.88	3.53	(.83)	1.86
Distributions from net investment income	(.29)	(.23)	(.24)	(.21)	(.16)
Distributions from net realized gain	(1.03)	–	–	–	–
Total distributions	(1.33)C	(.23)	(.24)	(.21)	(.16)
Net asset value, end of period	$18.94	$21.41	$18.76	$15.47	$16.51
Total ReturnD	(5.20)%	15.39%	22.82%	(5.10)%	12.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.73%	.77%	.81%	.78%
Expenses net of fee waivers, if any	.67%	.73%	.77%	.81%	.78%
Expenses net of all reductions	.66%	.72%	.76%	.80%	.78%
Net investment income (loss)	1.57%	1.56%B	1.38%	1.19%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$806,342	$989,001	$703,722	$644,182	$761,542
Portfolio turnover rateG	92%	90%	51%	67%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.19%.

 C Total distributions of $1.33 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $1.032 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class I

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.28	$18.66	$15.40	$16.44	$14.74
Income from Investment Operations
Net investment income (loss)A	.31	.30B	.23	.20	.20
Net realized and unrealized gain (loss)	(1.45)	2.55	3.27	(1.04)	1.66
Total from investment operations	(1.14)	2.85	3.50	(.84)	1.86
Distributions from net investment income	(.29)	(.23)	(.24)	(.20)	(.16)
Distributions from net realized gain	(1.03)	–	–	–	–
Total distributions	(1.32)	(.23)	(.24)	(.20)	(.16)
Net asset value, end of period	$18.82	$21.28	$18.66	$15.40	$16.44
Total ReturnC	(5.20)%	15.33%	22.72%	(5.14)%	12.58%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.76%	.84%	.82%	.81%
Expenses net of fee waivers, if any	.69%	.76%	.84%	.82%	.81%
Expenses net of all reductions	.68%	.75%	.84%	.81%	.81%
Net investment income (loss)	1.55%	1.53%B	1.30%	1.18%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$98,119	$118,319	$11,273	$6,164	$9,544
Portfolio turnover rateF	92%	90%	51%	67%	60%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.16%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Large Cap Value Fund Class Z

Years ended January 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$21.30	$18.64
Income from Investment Operations
Net investment income (loss)B	.34	.34C
Net realized and unrealized gain (loss)	(1.45)	2.57
Total from investment operations	(1.11)	2.91
Distributions from net investment income	(.32)	(.25)
Distributions from net realized gain	(1.03)	–
Total distributions	(1.35)	(.25)
Net asset value, end of period	$18.84	$21.30
Total ReturnD	(5.04)%	15.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.55%	.60%
Expenses net of fee waivers, if any	.55%	.60%
Expenses net of all reductions	.54%	.59%
Net investment income (loss)	1.70%	1.68%C
Supplemental Data
Net assets, end of period (000 omitted)	$858	$888
Portfolio turnover rateG	92%	90%

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Stock Selector Large Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, short-term gain distributions from the Underlying funds, market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$66,149,175
Gross unrealized depreciation	(72,508,391)
Net unrealized appreciation (depreciation)	$(6,359,216)
Tax Cost	$970,996,361

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(6,359,216)

The Fund intends to elect to defer to its next fiscal year $3,375,815 of capital losses recognized during the period November 1, 2018 to January 31, 2019.

The tax character of distributions paid was as follows:

	January 31, 2019	January 31, 2018
Ordinary Income	$19,901,690	$ 12,317,467
Long-term Capital Gains	42,835,147	–
Total	$62,736,837	$ 12,317,467

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $916,671,290 and $1,026,017,764, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$62,460	$1,611
Class M	.25%	.25%	49,423	–
Class C	.75%	.25%	91,843	7,040
			$203,726	$8,651

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,652
Class M	1,759
Class C(a)	774
$7,185

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$52,845.21
Class M	27,747.28
Class C	27,508.30
Stock Selector Large Cap Value	1,520,545.17
Class I	206,335.19
Class Z	277.05
	$1,835,257

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $28,094 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $9,372.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,862 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20,878, including $606 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $103,820 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,326.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2019	Year ended January 31, 2018
Distributions to shareholders
Class A	$1,484,646	$–
Class M	591,114	–
Class C	493,332	–
Stock Selector Large Cap Value	53,627,596	–
Class I	6,488,440	–
Class Z	51,709	–
Total	$62,736,837	$–
From net investment income
Class A	$–	$213,926
Class M	–	51,493
Class C	–	3,631
Stock Selector Large Cap Value	–	10,768,661
Class I	–	1,276,155
Class Z	–	3,601
Total	$–	$12,317,467

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2019	Year ended January 31, 2018
Class A
Shares sold	234,115	142,643	$4,439,388	$2,774,911
Reinvestment of distributions	76,506	10,056	1,405,420	204,781
Shares redeemed	(253,896)	(535,801)	(5,115,380)	(10,491,253)
Net increase (decrease)	56,725	(383,102)	$729,428	$(7,511,561)
Class M
Shares sold	62,410	50,024	$1,246,554	$973,280
Reinvestment of distributions	32,124	2,521	589,481	51,356
Shares redeemed	(86,013)	(127,746)	(1,706,074)	(2,483,907)
Net increase (decrease)	8,521	(75,201)	$129,961	$(1,459,271)
Class C
Shares sold	121,071	70,502	$2,229,406	$1,337,012
Reinvestment of distributions	27,181	177	488,438	3,538
Shares redeemed	(128,443)	(148,280)	(2,505,335)	(2,819,699)
Net increase (decrease)	19,809	(77,601)	$212,509	$(1,479,149)
Stock Selector Large Cap Value
Shares sold	4,057,401	26,144,587	$79,972,379	$507,261,485
Reinvestment of distributions	2,830,522	514,761	52,364,656	10,548,864
Shares redeemed	(10,510,704)	(17,968,756)	(212,617,692)	(356,628,139)
Net increase (decrease)	(3,622,781)	8,690,592	$(80,280,657)	$161,182,210
Class I
Shares sold	736,639	6,091,211	$14,368,319	$117,544,858
Reinvestment of distributions	335,385	59,129	6,164,368	1,206,146
Shares redeemed	(1,417,982)	(1,194,545)	(28,541,232)	(23,802,625)
Net increase (decrease)	(345,958)	4,955,795	$(8,008,545)	$94,948,379
Class Z
Shares sold	84,527	43,042	$1,680,407	$869,605
Reinvestment of distributions	2,600	149	47,820	3,036
Shares redeemed	(83,298)	(1,495)	(1,675,360)	(30,290)
Net increase (decrease)	3,829	41,696	$52,867	$842,351

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Stock Selector Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Stock Selector Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Class A	.97%
Actual		$1,000.00	$960.70	$4.79
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class M	1.28%
Actual		$1,000.00	$959.40	$6.32
Hypothetical-C		$1,000.00	$1,018.75	$6.51
Class C	1.80%
Actual		$1,000.00	$956.70	$8.88
Hypothetical-C		$1,000.00	$1,016.13	$9.15
Stock Selector Large Cap Value	.68%
Actual		$1,000.00	$962.40	$3.36
Hypothetical-C		$1,000.00	$1,021.78	$3.47
Class I	.70%
Actual		$1,000.00	$962.00	$3.46
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Class Z	.55%
Actual		$1,000.00	$963.10	$2.72
Hypothetical-C		$1,000.00	$1,022.43	$2.80

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2019, $42,835,402 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 97%; Class M designates 100%; Class C designates 100%; Stock Selector Large Cap Value designates 84%; Class I designates 85%; and Class Z designates 79%; of the dividends distributed in during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Stock Selector Large Cap Value designates 97%; Class I designates 98%; and Class Z designates 91%; of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Stock Selector Large Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had portfolio manager changes in June 2016, December 2016, and April 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Stock Selector Large Cap Value Fund

2018 Total Return % vs. Morningstar Large Value and Russell 1000 Value:

75% beaten
25% beaten
Benchmark
Retail Class
Class C
12.00
10.00
8.00
6.00
4.00
10.49
6.77
6.45
6.19
5.00
35.0
30.0
25.0
20.0
15.0
30.9
26.9
22.1
22.4
18.0
70.0
65.0
60.0
55.0
50.0
66.8
63.6
58.8
54.0
50.2
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	21%	21%	39%
Class A	18%	16%	30%
Class C	9%	8%	12%
Class I	20%	20%	39%
Class M	14%	12%	21%
Class Z	22%	-	-

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board noted that the fund is a team-managed fund. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of the managers of individual investment sleeves; broader trends in the market that may adversely impact a fund's performance or the performance of individual investment sleeves; attribution reports on contributors to the fund's underperformance or the underperformance of individual investment sleeves; and the applicable portfolio manager's explanation of his or her underperformance. The Board also discusses the fund's investment management team including the team's leadership and managers of individual investment sleeves. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Stock Selector Large Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

LCV-ANN-0319
1.900194.109

Fidelity® Mid Cap Value Fund Annual Report January 31, 2019 Includes Fidelity and Fidelity Advisor share classes

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(16.34)%	4.78%	13.72%
Class M (incl. 3.50% sales charge)	(14.58)%	4.98%	13.68%
Class C (incl. contingent deferred sales charge)	(12.68)%	5.25%	13.53%
Fidelity® Mid Cap Value Fund	(10.97)%	6.35%	14.73%
Class I	(10.99)%	6.34%	14.71%
Class Z	(10.86)%	6.40%	14.74%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$39,502	Fidelity® Mid Cap Value Fund
$41,865	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength resulted in each advancing about 3%.

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly -11% to -12%, notably trailing the -5.43% result of the benchmark Russell Midcap® Value Index. The fund had more of a value bias than the benchmark, which meant the stocks it owned were generally cheaper than the benchmark average. This hurt relative performance, resulting in particularly disappointing stock picks within the financials, real estate and information technology sectors. Among the biggest individual detractors were overweight stakes in asset management company Invesco (-47%), which was pressured by increased price competition and the late 2018 stock market decline, along with real estate services company Realogy Holdings (-35%), which underperformed amid weaker housing market data. Conversely, security selection in the energy and utilities sectors aided the fund’s relative performance. Specifically, within energy our bias toward refiners was a plus, as declining oil prices aided the group. The portfolio’s top individual contributor was Ameren, an electric utility and the fund’s biggest position at period-end. Its shares gained 26% for the 12-month period, benefiting as an improved regulatory environment in Missouri led investors to anticipate that the company’s ability to deploy more capital in the state would eventually aid revenue and earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Ameren Corp.	2.5
CBRE Group, Inc.	2.4
M&T Bank Corp.	2.3
Lear Corp.	2.1
Universal Health Services, Inc. Class B	2.1
Ingersoll-Rand PLC	2.0
Synchrony Financial	2.0
AMETEK, Inc.	1.9
VEREIT, Inc.	1.8
HollyFrontier Corp.	1.8
20.9

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	17.9
Real Estate	14.3
Industrials	13.3
Utilities	11.4
Consumer Discretionary	8.6

Asset Allocation (% of fund's net assets)

As of January 31, 2019 *
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 6.9%

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMUNICATION SERVICES - 1.7%
Media - 1.7%
Omnicom Group, Inc.	459,700	$35,801,436
CONSUMER DISCRETIONARY - 8.6%
Auto Components - 3.0%
BorgWarner, Inc.	283,600	11,599,240
Gentex Corp.	352,800	7,472,304
Lear Corp.	276,200	42,515,466
		61,587,010
Household Durables - 1.6%
NVR, Inc. (a)	2,520	6,703,200
Toll Brothers, Inc.	689,000	25,451,660
		32,154,860
Specialty Retail - 4.0%
Best Buy Co., Inc.	548,900	32,516,836
Dick's Sporting Goods, Inc.	449,200	15,861,252
Williams-Sonoma, Inc. (b)	592,300	32,238,889
		80,616,977

TOTAL CONSUMER DISCRETIONARY		174,358,847

CONSUMER STAPLES - 5.5%
Beverages - 1.0%
Molson Coors Brewing Co. Class B	322,500	21,481,725
Food Products - 4.5%
Ingredion, Inc.	274,700	27,195,300
The J.M. Smucker Co.	272,000	28,527,360
Tyson Foods, Inc. Class A	573,700	35,523,504
		91,246,164

TOTAL CONSUMER STAPLES		112,727,889

ENERGY - 5.8%
Energy Equipment & Services - 0.5%
RPC, Inc. (b)	924,192	9,972,032
Oil, Gas & Consumable Fuels - 5.3%
Cimarex Energy Co.	447,700	33,729,718
HollyFrontier Corp.	653,140	36,797,908
Murphy Oil Corp.	261,400	7,149,290
PBF Energy, Inc. Class A	773,677	28,332,052
Peabody Energy Corp.	56,400	2,013,480
		108,022,448

TOTAL ENERGY		117,994,480

FINANCIALS - 17.9%
Banks - 3.9%
Huntington Bancshares, Inc.	768,100	10,169,644
M&T Bank Corp.	283,600	46,663,544
PacWest Bancorp	299,500	11,557,705
Umpqua Holdings Corp.	691,200	12,220,416
		80,611,309
Capital Markets - 4.4%
Affiliated Managers Group, Inc.	129,600	13,601,520
Franklin Resources, Inc.	282,700	8,370,747
Invesco Ltd.	1,168,700	21,293,714
Lazard Ltd. Class A	650,500	25,883,395
Legg Mason, Inc.	688,000	20,502,400
		89,651,776
Consumer Finance - 3.7%
Discover Financial Services	520,700	35,142,043
Synchrony Financial	1,316,000	39,532,640
		74,674,683
Insurance - 5.6%
Allstate Corp.	46,800	4,112,316
American Financial Group, Inc.	99,600	9,500,844
American National Insurance Co.	130,300	18,136,457
Everest Re Group Ltd.	33,800	7,403,890
First American Financial Corp.	701,226	35,117,398
Hartford Financial Services Group, Inc.	452,000	21,207,840
Torchmark Corp.	228,800	19,164,288
		114,643,033
Mortgage Real Estate Investment Trusts - 0.3%
Chimera Investment Corp.	325,200	6,188,556

TOTAL FINANCIALS		365,769,357

HEALTH CARE - 5.5%
Biotechnology - 1.0%
United Therapeutics Corp. (a)	168,800	19,467,704
Health Care Providers & Services - 3.7%
Laboratory Corp. of America Holdings (a)	235,700	32,844,795
Universal Health Services, Inc. Class B	315,800	41,852,974
		74,697,769
Pharmaceuticals - 0.8%
Jazz Pharmaceuticals PLC (a)	138,100	17,385,409

TOTAL HEALTH CARE		111,550,882

INDUSTRIALS - 13.3%
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	46,600	4,043,482
Airlines - 0.2%
Southwest Airlines Co.	72,900	4,137,804
Building Products - 0.5%
Masco Corp.	279,200	9,048,872
Commercial Services & Supplies - 0.7%
Deluxe Corp.	282,000	13,245,540
Electrical Equipment - 3.3%
Acuity Brands, Inc.	175,300	21,195,523
AMETEK, Inc.	531,000	38,709,900
Regal Beloit Corp.	105,500	8,098,180
		68,003,603
Machinery - 7.3%
Allison Transmission Holdings, Inc.	119,400	5,811,198
Crane Co.	57,800	4,783,528
Cummins, Inc.	233,100	34,291,341
Ingersoll-Rand PLC	417,800	41,796,712
Oshkosh Corp.	150,400	11,287,520
Parker Hannifin Corp.	128,200	21,128,642
Snap-On, Inc.	178,600	29,645,814
		148,744,755
Professional Services - 0.4%
Manpower, Inc.	102,200	8,076,866
Trading Companies & Distributors - 0.7%
MSC Industrial Direct Co., Inc. Class A	177,000	14,777,730

TOTAL INDUSTRIALS		270,078,652

INFORMATION TECHNOLOGY - 8.4%
Communications Equipment - 1.2%
F5 Networks, Inc. (a)	145,200	23,369,940
IT Services - 5.0%
Amdocs Ltd.	513,846	28,713,714
Cognizant Technology Solutions Corp. Class A	77,300	5,386,264
DXC Technology Co.	554,400	35,548,128
Leidos Holdings, Inc.	476,700	27,648,600
Maximus, Inc.	72,400	5,077,412
		102,374,118
Semiconductors & Semiconductor Equipment - 0.9%
Skyworks Solutions, Inc.	258,100	18,851,624
Technology Hardware, Storage & Peripherals - 1.3%
Western Digital Corp.	571,800	25,725,282

TOTAL INFORMATION TECHNOLOGY		170,320,964

MATERIALS - 6.8%
Chemicals - 4.5%
Huntsman Corp.	1,673,200	36,760,204
Innospec, Inc.	235,426	16,543,385
Olin Corp.	308,500	7,283,685
Westlake Chemical Corp.	424,400	31,363,160
		91,950,434
Containers & Packaging - 0.7%
Packaging Corp. of America	43,800	4,131,216
Sonoco Products Co.	180,700	10,404,706
		14,535,922
Metals & Mining - 1.4%
Nucor Corp.	300,900	18,427,116
Steel Dynamics, Inc.	287,200	10,508,648
		28,935,764
Paper & Forest Products - 0.2%
Louisiana-Pacific Corp.	124,700	3,040,186

TOTAL MATERIALS		138,462,306

REAL ESTATE - 14.3%
Equity Real Estate Investment Trusts (REITs) - 8.8%
Apple Hospitality (REIT), Inc.	1,730,400	28,395,864
Brixmor Property Group, Inc.	1,033,900	17,710,707
Gaming & Leisure Properties	759,400	28,477,500
Hospitality Properties Trust (SBI)	689,000	18,368,740
Park Hotels & Resorts, Inc.	1,159,400	34,863,158
Public Storage	72,500	15,407,700
VEREIT, Inc.	4,597,100	37,144,568
		180,368,237
Real Estate Management & Development - 5.5%
CBRE Group, Inc. (a)	1,064,100	48,682,575
Jones Lang LaSalle, Inc.	236,400	33,902,124
Realogy Holdings Corp. (b)	1,628,900	28,912,975
		111,497,674

TOTAL REAL ESTATE		291,865,911

UTILITIES - 11.4%
Electric Utilities - 2.0%
OGE Energy Corp.	836,700	34,262,865
Otter Tail Corp.	18,948	918,031
Portland General Electric Co.	111,900	5,407,008
		40,587,904
Gas Utilities - 1.2%
National Fuel Gas Co.	126,800	7,265,640
UGI Corp.	291,900	16,647,057
		23,912,697
Independent Power and Renewable Electricity Producers - 1.4%
NRG Energy, Inc.	709,300	29,017,463
Multi-Utilities - 6.8%
Ameren Corp.	732,300	50,777,681
Avangrid, Inc.	39,222	1,956,001
CenterPoint Energy, Inc.	818,500	25,308,020
MDU Resources Group, Inc.	1,195,900	30,746,589
WEC Energy Group, Inc.	409,100	29,876,573
		138,664,864

TOTAL UTILITIES		232,182,928

TOTAL COMMON STOCKS
(Cost $2,083,840,039)		2,021,113,652

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 2.43% (c)	15,833,008	15,836,174
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	73,253,995	73,261,321
TOTAL MONEY MARKET FUNDS
(Cost $89,097,495)		89,097,495
TOTAL INVESTMENT IN SECURITIES - 103.6%
(Cost $2,172,937,534)		2,110,211,147
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(73,077,635)
NET ASSETS - 100%		$2,037,133,512

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$647,989
Fidelity Securities Lending Cash Central Fund	305,600
Total	$953,589

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value (including securities loaned of $72,539,347) — See accompanying schedule: Unaffiliated issuers (cost $2,083,840,039)	$2,021,113,652
Fidelity Central Funds (cost $89,097,495)	89,097,495
Total Investment in Securities (cost $2,172,937,534)		$2,110,211,147
Receivable for investments sold		26,379,067
Receivable for fund shares sold		1,181,839
Dividends receivable		733,331
Distributions receivable from Fidelity Central Funds		58,316
Prepaid expenses		3,328
Other receivables		51,879
Total assets		2,138,618,907
Liabilities
Payable for investments purchased	$23,792,001
Payable for fund shares redeemed	3,508,249
Accrued management fee	388,448
Distribution and service plan fees payable	121,343
Other affiliated payables	365,502
Other payables and accrued expenses	55,192
Collateral on securities loaned	73,254,660
Total liabilities		101,485,395
Net Assets		$2,037,133,512
Net Assets consist of:
Paid in capital		$2,164,273,190
Total distributable earnings (loss)		(127,139,678)
Net Assets		$2,037,133,512
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($173,538,257 ÷ 8,297,321 shares)		$20.91
Maximum offering price per share (100/94.25 of $20.91)		$22.19
Class M:
Net Asset Value and redemption price per share ($41,539,801 ÷ 1,995,119 shares)		$20.82
Maximum offering price per share (100/96.50 of $20.82)		$21.58
Class C:
Net Asset Value and offering price per share ($85,519,285 ÷ 4,234,896 shares)(a)		$20.19
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($1,456,509,740 ÷ 68,613,265 shares)		$21.23
Class I:
Net Asset Value, offering price and redemption price per share ($244,054,241 ÷ 11,604,068 shares)		$21.03
Class Z:
Net Asset Value, offering price and redemption price per share ($35,972,188 ÷ 1,711,996 shares)		$21.01

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends		$63,507,575
Income from Fidelity Central Funds		953,589
Total income		64,461,164
Expenses
Management fee
Basic fee	$14,056,287
Performance adjustment	(5,890,864)
Transfer agent fees	4,732,787
Distribution and service plan fees	1,874,731
Accounting and security lending fees	789,875
Custodian fees and expenses	29,023
Independent trustees' fees and expenses	15,008
Registration fees	126,258
Audit	65,858
Legal	10,217
Interest	27,922
Miscellaneous	20,359
Total expenses before reductions	15,857,461
Expense reductions	(351,187)
Total expenses after reductions		15,506,274
Net investment income (loss)		48,954,890
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	88,479,586
Fidelity Central Funds	(2,017)
Total net realized gain (loss)		88,477,569
Change in net unrealized appreciation (depreciation) on investment securities		(459,352,496)
Net gain (loss)		(370,874,927)
Net increase (decrease) in net assets resulting from operations		$(321,920,037)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,954,890	$61,030,404
Net realized gain (loss)	88,477,569	487,601,104
Change in net unrealized appreciation (depreciation)	(459,352,496)	(59,357,105)
Net increase (decrease) in net assets resulting from operations	(321,920,037)	489,274,403
Distributions to shareholders	(293,130,399)	–
Distributions to shareholders from net investment income	–	(54,603,613)
Distributions to shareholders from net realized gain	–	(213,044,374)
Total distributions	(293,130,399)	(267,647,987)
Share transactions - net increase (decrease)	(576,020,015)	(288,117,505)
Total increase (decrease) in net assets	(1,191,070,451)	(66,491,089)
Net Assets
Beginning of period	3,228,203,963	3,294,695,052
End of period	$2,037,133,512	$3,228,203,963
Other Information
Undistributed net investment income end of period		$3,307,621

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.62	$24.94	$20.52	$23.90	$21.78
Income from Investment Operations
Net investment income (loss)A	.39	.44B	.29	.29	.24
Net realized and unrealized gain (loss)	(3.35)	3.54	4.40	(2.57)	3.45
Total from investment operations	(2.96)	3.98	4.69	(2.28)	3.69
Distributions from net investment income	(.40)	(.43)	(.27)	(.28)	(.17)
Distributions from net realized gain	(2.35)	(1.87)	–	(.82)	(1.40)
Total distributions	(2.75)	(2.30)	(.27)	(1.10)	(1.57)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$20.91	$26.62	$24.94	$20.52	$23.90
Total ReturnD,E	(11.23)%	16.13%	22.87%	(9.83)%	17.32%
Ratios to Average Net AssetsF,G
Expenses before reductions	.82%	.98%	1.01%	1.14%	1.15%
Expenses net of fee waivers, if any	.82%	.98%	1.01%	1.14%	1.15%
Expenses net of all reductions	.81%	.97%	1.00%	1.14%	1.15%
Net investment income (loss)	1.66%	1.67%B	1.25%	1.21%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$173,538	$255,907	$299,124	$277,462	$171,263
Portfolio turnover rateH	80%I	138%I	83%	83%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.18%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class M

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.51	$24.84	$20.46	$23.81	$21.70
Income from Investment Operations
Net investment income (loss)A	.32	.36B	.22	.22	.17
Net realized and unrealized gain (loss)	(3.33)	3.54	4.38	(2.54)	3.44
Total from investment operations	(3.01)	3.90	4.60	(2.32)	3.61
Distributions from net investment income	(.33)	(.35)	(.22)	(.21)	(.10)
Distributions from net realized gain	(2.35)	(1.87)	–	(.82)	(1.40)
Total distributions	(2.68)	(2.23)C	(.22)	(1.03)	(1.50)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$20.82	$26.51	$24.84	$20.46	$23.81
Total ReturnE,F	(11.48)%	15.84%	22.48%	(10.04)%	16.98%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.10%	1.25%	1.29%	1.42%	1.44%
Expenses net of fee waivers, if any	1.10%	1.25%	1.29%	1.42%	1.44%
Expenses net of all reductions	1.09%	1.24%	1.29%	1.42%	1.44%
Net investment income (loss)	1.39%	1.40%B	.96%	.93%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$41,540	$57,807	$60,761	$46,084	$40,752
Portfolio turnover rateI	80%J	138%J	83%	83%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .91%.

 C Total distributions of $2.23 per share is comprised of distributions from net investment income of $.352 and distributions from net realized gain of $1.873 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.76	$24.22	$19.95	$23.30	$21.31
Income from Investment Operations
Net investment income (loss)A	.21	.23B	.11	.11	.07
Net realized and unrealized gain (loss)	(3.23)	3.43	4.27	(2.49)	3.37
Total from investment operations	(3.02)	3.66	4.38	(2.38)	3.44
Distributions from net investment income	(.20)	(.25)	(.11)	(.15)	(.06)
Distributions from net realized gain	(2.35)	(1.87)	–	(.81)	(1.39)
Total distributions	(2.55)	(2.12)	(.11)	(.97)C	(1.45)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$20.19	$25.76	$24.22	$19.95	$23.30
Total ReturnE,F	(11.89)%	15.28%	21.97%	(10.52)%	16.48%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.56%	1.72%	1.76%	1.89%	1.89%
Expenses net of fee waivers, if any	1.56%	1.72%	1.76%	1.89%	1.89%
Expenses net of all reductions	1.55%	1.71%	1.75%	1.88%	1.89%
Net investment income (loss)	.92%	.93%B	.50%	.47%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$85,519	$138,506	$144,503	$130,636	$71,263
Portfolio turnover rateI	80%J	138%J	83%	83%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .44%.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.812 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.99	$25.24	$20.76	$24.15	$21.96
Income from Investment Operations
Net investment income (loss)A	.47	.52B	.35	.36	.32
Net realized and unrealized gain (loss)	(3.41)	3.60	4.46	(2.60)	3.49
Total from investment operations	(2.94)	4.12	4.81	(2.24)	3.81
Distributions from net investment income	(.47)	(.50)	(.33)	(.33)	(.22)
Distributions from net realized gain	(2.35)	(1.87)	–	(.82)	(1.40)
Total distributions	(2.82)	(2.37)	(.33)	(1.15)	(1.62)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$21.23	$26.99	$25.24	$20.76	$24.15
Total ReturnD	(10.97)%	16.51%	23.19%	(9.58)%	17.75%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%	.69%	.73%	.86%	.83%
Expenses net of fee waivers, if any	.53%	.69%	.73%	.85%	.83%
Expenses net of all reductions	.52%	.68%	.72%	.85%	.83%
Net investment income (loss)	1.96%	1.96%B	1.53%	1.50%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$1,456,510	$2,332,143	$2,426,359	$2,331,665	$2,691,765
Portfolio turnover rateG	80%H	138%H	83%	83%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.77	$25.05	$20.61	$24.00	$21.84
Income from Investment Operations
Net investment income (loss)A	.46	.51B	.35	.35	.32
Net realized and unrealized gain (loss)	(3.38)	3.58	4.43	(2.58)	3.47
Total from investment operations	(2.92)	4.09	4.78	(2.23)	3.79
Distributions from net investment income	(.47)	(.50)	(.34)	(.34)	(.23)
Distributions from net realized gain	(2.35)	(1.87)	–	(.82)	(1.40)
Total distributions	(2.82)	(2.37)	(.34)	(1.16)	(1.63)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$21.03	$26.77	$25.05	$20.61	$24.00
Total ReturnD	(10.99)%	16.52%	23.19%	(9.60)%	17.75%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%	.69%	.73%	.87%	.85%
Expenses net of fee waivers, if any	.53%	.69%	.73%	.86%	.85%
Expenses net of all reductions	.52%	.68%	.73%	.86%	.85%
Net investment income (loss)	1.95%	1.95%B	1.53%	1.49%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$244,054	$410,868	$363,949	$261,686	$148,390
Portfolio turnover rateG	80%H	138%H	83%	83%	69%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Mid Cap Value Fund Class Z

Years ended January 31,	2019	2018A
Selected Per–Share Data
Net asset value, beginning of period	$26.76	$25.03
Income from Investment Operations
Net investment income (loss)B	.49	.56C
Net realized and unrealized gain (loss)	(3.38)	3.59
Total from investment operations	(2.89)	4.15
Distributions from net investment income	(.51)	(.54)
Distributions from net realized gain	(2.35)	(1.87)
Total distributions	(2.86)	(2.42)D
Net asset value, end of period	$21.01	$26.76
Total ReturnE	(10.86)%	16.74%
Ratios to Average Net AssetsF,G
Expenses before reductions	.40%	.56%
Expenses net of fee waivers, if any	.40%	.56%
Expenses net of all reductions	.39%	.55%
Net investment income (loss)	2.09%	2.09%C
Supplemental Data
Net assets, end of period (000 omitted)	$35,972	$32,974
Portfolio turnover rateH	80%I	138%I

 A For the period February 1, 2017 (commencement of sale of shares) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.60%.

 D Total distributions of $2.42 per share is comprised of distributions from net investment income of $.542 and distributions from net realized gain of $1.873 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Mid Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and include trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, redemptions in-kind and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$137,125,523
Gross unrealized depreciation	(203,223,588)
Net unrealized appreciation (depreciation)	$(66,098,065)
Tax Cost	$2,176,309,212

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(66,098,065)

The Fund intends to elect to defer to its next fiscal year $2,687,473 of ordinary losses recognized during the period January 1, 2019 to January 31, 2019.

The Fund intends to elect to defer to its next fiscal year $58,354,138 of capital losses recognized during the period November 1, 2018 to January 31, 2019.

The tax character of distributions paid was as follows:

	January 31, 2019	January 31, 2018
Ordinary Income	$46,445,545	$ 54,603,613
Long-term Capital Gains	246,684,854	213,044,374
Total	$293,130,399	$ 267,647,987

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $2,074,319,007 and $2,854,208,496, respectively.

Unaffiliated Redemptions In-Kind. During the period, 876,174 shares of the Fund were redeemed in-kind for investments and cash with a value of $21,501,311. The net realized gain of $2,657,810 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 339,737 shares of the Fund held by an unaffiliated entity were redeemed in-kind for investments and cash, with a value of $9,318,982. The Fund had a net realized gain of $1,830,856 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Midcap Value as compared to its benchmark index, the Russell Mid Cap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .31% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$530,832	$4,942
Class M	.25%	.25%	234,808	–
Class C	.75%	.25%	1,109,091	104,175
			$1,874,731	$109,117

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$43,132
Class M	6,301
Class C(a)	8,198
$57,631

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$465,141.22
Class M	114,665.24
Class C	232,490.21
Mid Cap Value	3,313,061.18
Class I	592,352.18
Class Z	15,078.05
	$4,732,787

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $78,014 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$65,391,857	2.20%	$27,922

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 1,289,800 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash, with a value of $33,895,948. The Fund had a net realized gain of $5,708,374 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $305,600, including $953 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $325,590 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,501.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $24,096.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2019	Year ended January 31, 2018
Distributions to shareholders
Class A	$24,177,514	$–
Class M	5,348,381	–
Class C	12,076,102	–
Mid Cap Value	210,242,141	–
Class I	36,984,577	–
Class Z	4,301,684	–
Total	$293,130,399	$–
From net investment income
Class A	$–	$3,842,007
Class M	–	738,141
Class C	–	1,381,368
Mid Cap Value	–	40,728,436
Class I	–	7,342,642
Class Z	–	571,019
Total	$–	$54,603,613
From net realized gain
Class A	$–	$16,772,494
Class M	–	3,919,760
Class C	–	10,304,692
Mid Cap Value	–	152,568,612
Class I	–	27,505,536
Class Z	–	1,973,280
Total	$–	$213,044,374

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2019	Year ended January 31, 2018	Year ended January 31, 2019	Year ended January 31, 2018
Class A
Shares sold	1,111,101	2,274,304	$26,179,746	$59,043,864
Reinvestment of distributions	1,090,741	778,331	23,882,423	20,353,335
Shares redeemed	(3,516,152)	(5,434,078)	(80,987,072)	(140,309,711)
Net increase (decrease)	(1,314,310)	(2,381,443)	$(30,924,903)	$(60,912,512)
Class M
Shares sold	328,890	384,088	$7,376,153	$9,897,586
Reinvestment of distributions	242,648	177,219	5,307,008	4,616,549
Shares redeemed	(757,165)	(826,528)	(17,585,718)	(21,629,388)
Net increase (decrease)	(185,627)	(265,221)	$(4,902,557)	$(7,115,253)
Class C
Shares sold	352,125	1,098,519	$7,860,127	$27,338,918
Reinvestment of distributions	545,524	444,532	11,655,287	11,259,992
Shares redeemed	(2,039,444)	(2,132,994)	(45,351,086)	(53,838,984)
Net increase (decrease)	(1,141,795)	(589,943)	$(25,835,672)	$(15,240,074)
Mid Cap Value
Shares sold	5,324,150	10,422,988	$126,674,668	$274,556,299
Reinvestment of distributions	9,003,439	6,952,016	200,688,042	184,228,438
Shares redeemed	(32,131,599)(a)	(27,076,600)(b)	(765,003,490)(a)	(716,090,892)(b)
Net increase (decrease)	(17,804,010)	(9,701,596)	$(437,640,780)	$(257,306,155)
Class I
Shares sold	3,178,396	6,767,714	$75,426,021	$175,618,477
Reinvestment of distributions	1,607,734	1,268,528	35,521,968	33,336,905
Shares redeemed	(8,532,865)	(7,211,785)	(198,881,148)	(188,764,174)
Net increase (decrease)	(3,746,735)	824,457	$(87,933,159)	$20,191,208
Class Z
Shares sold	1,511,067	1,341,663	$35,624,073	$35,340,459
Reinvestment of distributions	159,287	84,138	3,423,612	2,210,303
Shares redeemed	(1,190,688)	(193,471)	(27,830,629)	(5,285,481)
Net increase (decrease)	479,666	1,232,330	$11,217,056	$32,265,281

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind notes for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind notes for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Mid Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2019, the related statement of operations for the year ended January 31, 2019, the statement of changes in net assets for each of the two years in the period ended January 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2019 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 13, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Class A	.79%
Actual		$1,000.00	$923.10	$3.83
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Class M	1.06%
Actual		$1,000.00	$922.00	$5.14
Hypothetical-C		$1,000.00	$1,019.86	$5.40
Class C	1.52%
Actual		$1,000.00	$920.10	$7.36
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Mid Cap Value	.49%
Actual		$1,000.00	$925.10	$2.38
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Class I	.49%
Actual		$1,000.00	$924.80	$2.38
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Class Z	.37%
Actual		$1,000.00	$925.60	$1.80
Hypothetical-C		$1,000.00	$1,023.34	$1.89

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2019, $112,966,722, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Mid Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Mid Cap Value, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The fund had a portfolio manager change in June 2017. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Mid Cap Value Fund

The Board considered the fund's underperformance for different time periods based on the June 30, 2018 data presented above and based on earlier periods ended prior to June 30, 2018. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods (ended June 30 for 2018 and December 31 for prior periods) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Mid Cap Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, Class Z, and the retail class ranked below the competitive median for the 12-month period ended June 30, 2018, and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

MCV-ANN-0319
1.900180.109

Fidelity Flex℠ Funds Fidelity Flex℠ Mid Cap Value Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Mid Cap Value Fund	(8.60)%	1.58%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Mid Cap Value Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$10,303	Fidelity Flex℠ Mid Cap Value Fund
$10,648	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength resulted in each advancing about 3%.

Comments from Portfolio Manager Matthew Friedman:  The fund returned -8.60% for the fiscal year, behind the -5.43% return of the benchmark Russell Midcap® Value Index. Versus the benchmark, security selection detracted overall, especially within the financials sector. Picks within consumer staples and communication services also hurt on a relative basis, as did positioning in energy. Conversely, picks in consumer discretionary, industrials and utilities added value. Among individual stocks, untimely ownership of Spectrum Brands Holdings, owner of the the Iams® pet food and Armor All® car-care brands, detracted more than any other position, largely due to disappointing earnings. Energy transportation firm Encana, a non-benchmark holding, also hurt versus the benchmark. On the positive side, real estate holdings National Retail Properties and Equity Lifestyle Properties added value. Real estate stocks generally benefited from investors’ late-period rotation into market segments historically considered more-defensive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On May 18, 2018, Justin Bennett, John Mirshekari, Laurie Mundt and Shadman Riaz all came off of the fund, leaving Matt Friedman as the sole manager. On March 31, 2018, Kathy Buck retired from portfolio management, leaving Matt Friedman as the sole manager of the consumer staples and consumer discretionary sleeves.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
PPL Corp.	2.6
Sempra Energy	2.5
American Tower Corp.	2.3
National Retail Properties, Inc.	2.3
Synchrony Financial	2.2
Ameren Corp.	2.1
Equity Lifestyle Properties, Inc.	2.0
AECOM	1.8
Equinix, Inc.	1.8
U.S. Foods Holding Corp.	1.8
21.4

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	17.2
Real Estate	12.8
Consumer Discretionary	12.0
Industrials	11.7
Information Technology	10.0

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 16.9%

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
COMMUNICATION SERVICES - 3.6%
Media - 3.6%
Discovery Communications, Inc. Class A (a)	786	$22,307
GCI Liberty, Inc. (a)	688	35,019
Liberty Global PLC Class C (a)	545	12,840
Nexstar Broadcasting Group, Inc. Class A	331	27,629
		97,795
CONSUMER DISCRETIONARY - 12.0%
Distributors - 0.9%
LKQ Corp. (a)	927	24,306
Diversified Consumer Services - 0.7%
Houghton Mifflin Harcourt Co. (a)	1,698	17,778
Hotels, Restaurants & Leisure - 4.2%
Eldorado Resorts, Inc. (a)	880	41,026
The Stars Group, Inc. (a)	1,387	25,119
U.S. Foods Holding Corp. (a)	1,432	48,287
		114,432
Household Durables - 2.2%
D.R. Horton, Inc.	856	32,913
Mohawk Industries, Inc. (a)	212	27,303
		60,216
Internet & Direct Marketing Retail - 0.9%
Liberty Interactive Corp. QVC Group Series A (a)	1,082	23,534
Leisure Products - 0.8%
Mattel, Inc. (a)	1,866	22,093
Multiline Retail - 1.5%
Dollar Tree, Inc. (a)	436	42,218
Specialty Retail - 0.8%
Lowe's Companies, Inc.	218	20,963

TOTAL CONSUMER DISCRETIONARY		325,540

CONSUMER STAPLES - 5.3%
Food Products - 2.5%
Conagra Brands, Inc.	883	19,108
Darling International, Inc. (a)	2,246	47,772
		66,880
Household Products - 1.2%
Spectrum Brands Holdings, Inc.	595	33,249
Personal Products - 0.6%
Coty, Inc. Class A	2,034	15,784
Tobacco - 1.0%
British American Tobacco PLC (United Kingdom)	764	26,931

TOTAL CONSUMER STAPLES		142,844

ENERGY - 7.4%
Energy Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	829	19,540
Oil, Gas & Consumable Fuels - 6.7%
Anadarko Petroleum Corp.	634	30,007
Cheniere Energy, Inc. (a)	614	40,309
Encana Corp.	2,212	15,185
Lundin Petroleum AB	1,093	34,970
Noble Energy, Inc.	1,550	34,627
Valero Energy Corp.	308	27,049
		182,147

TOTAL ENERGY		201,687

FINANCIALS - 17.2%
Banks - 3.3%
U.S. Bancorp	922	47,170
Wells Fargo & Co.	869	42,503
		89,673
Capital Markets - 7.5%
Ameriprise Financial, Inc.	321	40,639
Apollo Global Management LLC Class A	1,425	41,724
Ares Management Corp.	837	17,460
Invesco Ltd.	1,207	21,992
State Street Corp.	479	33,961
The Blackstone Group LP	1,428	48,124
		203,900
Consumer Finance - 4.4%
OneMain Holdings, Inc. (a)	1,033	30,876
SLM Corp.	2,639	28,264
Synchrony Financial	2,023	60,771
		119,911
Insurance - 2.0%
American International Group, Inc.	489	21,139
Chubb Ltd.	239	31,799
		52,938

TOTAL FINANCIALS		466,422

HEALTH CARE - 3.8%
Health Care Providers & Services - 1.6%
Cigna Corp.	106	21,180
CVS Health Corp.	352	23,074
		44,254
Pharmaceuticals - 2.2%
Allergan PLC	133	19,149
Jazz Pharmaceuticals PLC (a)	323	40,662
		59,811

TOTAL HEALTH CARE		104,065

INDUSTRIALS - 11.7%
Aerospace & Defense - 2.0%
Huntington Ingalls Industries, Inc.	176	36,335
United Technologies Corp.	147	17,356
		53,691
Airlines - 1.0%
American Airlines Group, Inc.	729	26,076
Commercial Services & Supplies - 1.3%
The Brink's Co.	489	36,210
Construction & Engineering - 1.8%
AECOM (a)	1,644	50,323
Machinery - 1.1%
WABCO Holdings, Inc. (a)	263	30,042
Professional Services - 0.7%
Nielsen Holdings PLC	739	18,978
Trading Companies & Distributors - 3.2%
AerCap Holdings NV (a)	705	33,318
Fortress Transportation & Infrastructure Investors LLC	1,162	17,140
HD Supply Holdings, Inc. (a)	861	36,110
		86,568
Transportation Infrastructure - 0.6%
Macquarie Infrastructure Co. LLC	402	17,354

TOTAL INDUSTRIALS		319,242

INFORMATION TECHNOLOGY - 10.0%
Communications Equipment - 0.7%
CommScope Holding Co., Inc. (a)	951	19,885
Electronic Equipment & Components - 0.6%
Flextronics International Ltd. (a)	1,809	17,403
IT Services - 5.2%
Cognizant Technology Solutions Corp. Class A	238	16,584
Conduent, Inc. (a)	1,816	23,154
DXC Technology Co.	460	29,495
First Data Corp. Class A (a)	1,473	36,309
Leidos Holdings, Inc.	601	34,858
		140,400
Semiconductors & Semiconductor Equipment - 2.0%
Marvell Technology Group Ltd.	1,546	28,647
NXP Semiconductors NV	294	25,587
		54,234
Software - 1.5%
Micro Focus International PLC	2,101	40,056

TOTAL INFORMATION TECHNOLOGY		271,978

MATERIALS - 7.4%
Chemicals - 5.0%
DowDuPont, Inc.	582	31,317
LyondellBasell Industries NV Class A	402	34,962
Nutrien Ltd.	607	31,446
Westlake Chemical Corp.	533	39,389
		137,114
Construction Materials - 0.9%
Eagle Materials, Inc.	332	23,572
Containers & Packaging - 1.5%
Crown Holdings, Inc. (a)	815	41,565

TOTAL MATERIALS		202,251

REAL ESTATE - 12.8%
Equity Real Estate Investment Trusts (REITs) - 11.5%
American Tower Corp.	369	63,778
Douglas Emmett, Inc.	988	37,376
Equinix, Inc.	126	49,644
Equity Lifestyle Properties, Inc.	521	55,163
National Retail Properties, Inc.	1,169	61,618
Public Storage	218	46,329
		313,908
Real Estate Management & Development - 1.3%
CBRE Group, Inc. (a)	737	33,718

TOTAL REAL ESTATE		347,626

UTILITIES - 7.2%
Electric Utilities - 2.6%
PPL Corp.	2,301	72,068
Multi-Utilities - 4.6%
Ameren Corp.	822	56,997
Sempra Energy	581	67,965
		124,962

TOTAL UTILITIES		197,030

TOTAL COMMON STOCKS
(Cost $2,776,379)		2,676,480

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 2.43% (b)
(Cost $14,709)	14,706	14,709
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $2,791,088)		2,691,189
NET OTHER ASSETS (LIABILITIES) - 1.1%		29,823
NET ASSETS - 100%		$2,721,012

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$789
Total	$789

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$97,795	$97,795	$--	$--
Consumer Discretionary	325,540	325,540	--	--
Consumer Staples	142,844	115,913	26,931	--
Energy	201,687	201,687	--	--
Financials	466,422	466,422	--	--
Health Care	104,065	104,065	--	--
Industrials	319,242	319,242	--	--
Information Technology	271,978	231,922	40,056	--
Materials	202,251	202,251	--	--
Real Estate	347,626	347,626	--	--
Utilities	197,030	197,030	--	--
Money Market Funds	14,709	14,709	--	--
Total Investments in Securities:	$2,691,189	$2,624,202	$66,987	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.1%
United Kingdom	3.7%
Netherlands	3.4%
Canada	2.6%
Ireland	2.2%
Bermuda	1.9%
Sweden	1.3%
Switzerland	1.2%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,776,379)	$2,676,480
Fidelity Central Funds (cost $14,709)	14,709
Total Investment in Securities (cost $2,791,088)		$2,691,189
Cash		39,196
Foreign currency held at value (cost $105)		106
Receivable for fund shares sold		595
Dividends receivable		1,972
Distributions receivable from Fidelity Central Funds		30
Total assets		2,733,088
Liabilities
Payable for fund shares redeemed	$12,076
Total liabilities		12,076
Net Assets		$2,721,012
Net Assets consist of:
Paid in capital		$2,934,312
Total distributable earnings (loss)		(213,300)
Net Assets, for 286,245 shares outstanding		$2,721,012
Net Asset Value, offering price and redemption price per share ($2,721,012 ÷ 286,245 shares)		$9.51

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends		$61,867
Income from Fidelity Central Funds		789
Total income		62,656
Expenses
Independent trustees' fees and expenses	$18
Commitment fees	9
Total expenses		27
Net investment income (loss)		62,629
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,269
Foreign currency transactions	(163)
Futures contracts	1,909
Total net realized gain (loss)		16,015
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(338,258)
Assets and liabilities in foreign currencies	17
Total change in net unrealized appreciation (depreciation)		(338,241)
Net gain (loss)		(322,226)
Net increase (decrease) in net assets resulting from operations		$(259,597)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	For the period March 8, 2017 (commencement of operations) to January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$62,629	$30,522
Net realized gain (loss)	16,015	7,093
Change in net unrealized appreciation (depreciation)	(338,241)	238,362
Net increase (decrease) in net assets resulting from operations	(259,597)	275,977
Distributions to shareholders	(192,570)	–
Distributions to shareholders from net investment income	–	(29,513)
Distributions to shareholders from net realized gain	–	(7,597)
Total distributions	(192,570)	(37,110)
Share transactions
Proceeds from sales of shares	2,556,315	3,725,242
Reinvestment of distributions	192,570	37,110
Cost of shares redeemed	(2,444,930)	(1,131,995)
Net increase (decrease) in net assets resulting from share transactions	303,955	2,630,357
Total increase (decrease) in net assets	(148,212)	2,869,224
Net Assets
Beginning of period	2,869,224	–
End of period	$2,721,012	$2,869,224
Other Information
Undistributed net investment income end of period		$728
Shares
Sold	240,625	360,007
Issued in reinvestment of distributions	20,748	3,462
Redeemed	(232,742)	(105,855)
Net increase (decrease)	28,631	257,614

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Mid Cap Value Fund

Years ended January 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.14	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.17
Net realized and unrealized gain (loss)	(1.18)	1.10
Total from investment operations	(.98)	1.27
Distributions from net investment income	(.21)	(.10)
Distributions from net realized gain	(.44)	(.03)
Total distributions	(.65)	(.13)
Net asset value, end of period	$9.51	$11.14
Total ReturnC	(8.60)%	12.72%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	- %G
Expenses net of fee waivers, if anyF	-%	- %G
Expenses net of all reductionsF	-%	- %G
Net investment income (loss)	1.88%	1.76%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,721	$2,869
Portfolio turnover rateH	218%	137%G

 A For the period March 8, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Flex Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$156,826
Gross unrealized depreciation	(299,750)
Net unrealized appreciation (depreciation)	$(142,924)
Tax Cost	$2,834,113

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(142,905)

The Fund intends to elect to defer to its next fiscal year $69,181 of capital losses recognized during the period November 1, 2018 to January 31, 2019.

The Fund intends to elect to defer to its next fiscal year $71 of ordinary losses recognized during the period January 1, 2019 to January 31, 2019.

The tax character of distributions paid was as follows:

	January 31, 2019	January 31, 2018(a)
Ordinary Income	$190,954	$ 36,526
Long-term Capital Gains	1,616	584
Total	$192,570	$ 37,110

 (a) For the period March 8, 2017 (commencement of operations) to January 31, 2018.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $7,099,734 and $6,907,584, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $349 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 19% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Flex Mid Cap Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Mid Cap Value Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 8, 2017 (commencement of operations) to January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 8, 2017 (commencement of operations) to January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Actual	- %-C	$1,000.00	$920.30	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 2% and 20% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1% and 25% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Mid Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers’ investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity’s investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity’s product line to increase investors’ probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ZMV-ANN-0319
1.9881567.101

Fidelity Flex℠ Funds Fidelity Flex℠ Large Cap Value Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Life of fundA
Fidelity Flex℠ Large Cap Value Fund	(4.49)%	3.66%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Large Cap Value Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$10,708	Fidelity Flex℠ Large Cap Value Fund
$10,773	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way.

Comments from Lead Portfolio Manager Matthew Friedman:  For the fiscal year, the fund returned -4.49%, modestly ahead of the -4.81% result of the benchmark Russell 1000® Value Index. Choices within information technology added value versus the benchmark. Picks in health care and energy contributed to a lesser degree. Notably, the fund’s cash position of 4%, on average, also helped on a relative basis. However, security selection detracted slightly overall, largely due to unhelpful picks in financials, materials and consumer staples. Among individual holdings, shares of integrated energy company ConocoPhillips (+18%) added value. Also in energy, the fund’s stake in Andeavor contributed, as shares gained due to this company’s merger with Marathon Petroleum, completed in October. As a result of the merger, the fund did not hold Andeavor as of January 31. Conversely, an overweighting, on average, in flooring manufacturer Mohawk Industries (-57%) detracted. We sold our stake in Mohawk by period end. An overweighting in multinational insurance company American International Group (-30%) also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On March 31, 2018, Kathy Buck retired from portfolio management, leaving Laurie Mundt the sole manager of the consumer staples sleeve and Chip Perrone as the sole manager of the consumer discretionary sleeve. On June 11, 2018, Pierre Sorel assumed management responsibility of the financials and real estate sleeves, succeeding Justin Bennett, who moved into a new role.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Bank of America Corp.	2.6
Wells Fargo & Co.	2.4
Johnson & Johnson	2.3
Verizon Communications, Inc.	2.3
Comcast Corp. Class A	2.2
Capital One Financial Corp.	2.1
Citigroup, Inc.	2.0
Procter & Gamble Co.	1.9
Pfizer, Inc.	1.9
Suncor Energy, Inc.	1.7
21.4

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	21.9
Health Care	13.6
Energy	9.4
Information Technology	9.0
Industrials	7.5

Asset Allocation (% of fund's net assets)

As of January 31, 2019*
Stocks and Equity Futures	96.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Foreign investments - 12.7%

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
COMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	7,183	$395,496
Entertainment - 1.3%
Cinemark Holdings, Inc.	1,167	47,754
The Walt Disney Co.	1,549	172,744
		220,498
Interactive Media & Services - 0.5%
Alphabet, Inc. Class A (a)	70	78,812
Media - 2.9%
Comcast Corp. Class A	10,095	369,174
Interpublic Group of Companies, Inc.	2,662	60,561
Omnicom Group, Inc.	841	65,497
		495,232

TOTAL COMMUNICATION SERVICES		1,190,038

CONSUMER DISCRETIONARY - 5.5%
Auto Components - 0.6%
Aptiv PLC	1,231	97,409
Hotels, Restaurants & Leisure - 2.5%
McDonald's Corp.	1,455	260,125
Royal Caribbean Cruises Ltd.	1,382	165,909
		426,034
Household Durables - 0.7%
Lennar Corp. Class A	2,266	107,454
Multiline Retail - 0.6%
Dollar Tree, Inc. (a)	1,095	106,029
Specialty Retail - 0.6%
Burlington Stores, Inc. (a)	622	106,804
Textiles, Apparel & Luxury Goods - 0.5%
Tapestry, Inc.	2,334	90,349

TOTAL CONSUMER DISCRETIONARY		934,079

CONSUMER STAPLES - 6.9%
Beverages - 0.4%
PepsiCo, Inc.	168	18,929
The Coca-Cola Co.	1,073	51,643
		70,572
Food & Staples Retailing - 1.7%
Kroger Co.	1,124	31,843
Walgreens Boots Alliance, Inc.	1,028	74,283
Walmart, Inc.	1,900	182,077
		288,203
Food Products - 1.6%
Archer Daniels Midland Co.	294	13,201
Bunge Ltd.	128	7,049
Conagra Brands, Inc.	2,223	48,106
McCormick & Co., Inc. (non-vtg.)	100	12,364
Mondelez International, Inc.	2,279	105,427
The Kraft Heinz Co.	1,267	60,892
Tyson Foods, Inc. Class A	392	24,273
		271,312
Household Products - 2.2%
Colgate-Palmolive Co.	673	43,530
Kimberly-Clark Corp.	100	11,138
Procter & Gamble Co.	3,325	320,763
		375,431
Tobacco - 1.0%
Altria Group, Inc.	100	4,935
Philip Morris International, Inc.	2,197	168,554
		173,489

TOTAL CONSUMER STAPLES		1,179,007

ENERGY - 9.4%
Energy Equipment & Services - 0.8%
Baker Hughes, a GE Co. Class A	6,038	142,316
Oil, Gas & Consumable Fuels - 8.6%
Anadarko Petroleum Corp.	2,552	120,786
BP PLC sponsored ADR	4,587	188,617
Cenovus Energy, Inc. (Canada)	16,580	129,465
Cheniere Energy, Inc. (a)	2,958	194,193
ConocoPhillips Co.	4,072	275,634
Noble Energy, Inc.	4,182	93,426
Suncor Energy, Inc.	8,879	286,382
Valero Energy Corp.	2,040	179,153
		1,467,656

TOTAL ENERGY		1,609,972

FINANCIALS - 21.9%
Banks - 10.9%
Bank of America Corp.	15,486	440,882
Citigroup, Inc.	5,365	345,828
First Horizon National Corp.	10,425	153,039
Huntington Bancshares, Inc.	10,858	143,760
KeyCorp	11,300	186,111
U.S. Bancorp	3,631	185,762
Wells Fargo & Co.	8,247	403,361
		1,858,743
Capital Markets - 2.7%
Bank of New York Mellon Corp.	3,781	197,822
Cboe Global Markets, Inc.	744	69,393
E*TRADE Financial Corp.	3,368	157,151
Goldman Sachs Group, Inc.	223	44,156
		468,522
Consumer Finance - 2.8%
Capital One Financial Corp.	4,367	351,937
Discover Financial Services	551	37,187
SLM Corp.	8,277	88,647
		477,771
Diversified Financial Services - 1.2%
Berkshire Hathaway, Inc. Class B (a)	979	201,224
Insurance - 4.3%
American International Group, Inc.	3,044	131,592
Hartford Financial Services Group, Inc.	1,661	77,934
MetLife, Inc.	2,881	131,575
The Travelers Companies, Inc.	1,150	144,371
Willis Group Holdings PLC	1,588	258,511
		743,983

TOTAL FINANCIALS		3,750,243

HEALTH CARE - 13.6%
Biotechnology - 0.1%
Amgen, Inc.	100	18,711
Health Care Equipment & Supplies - 3.7%
Abbott Laboratories	2,330	170,043
Baxter International, Inc.	663	48,061
Becton, Dickinson & Co.	486	121,238
Boston Scientific Corp. (a)	846	32,275
Danaher Corp.	919	101,935
Medtronic PLC	1,762	155,743
		629,295
Health Care Providers & Services - 2.1%
Anthem, Inc.	354	107,262
Cigna Corp.	539	107,698
CVS Health Corp.	1,455	95,375
HCA Holdings, Inc.	141	19,660
McKesson Corp.	175	22,444
		352,439
Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	637	156,492
Pharmaceuticals - 6.8%
Allergan PLC	631	90,851
Bristol-Myers Squibb Co.	1,084	53,517
Jazz Pharmaceuticals PLC (a)	563	70,876
Johnson & Johnson	2,976	396,046
Merck & Co., Inc.	3,302	245,768
Pfizer, Inc.	7,422	315,064
		1,172,122

TOTAL HEALTH CARE		2,329,059

INDUSTRIALS - 7.5%
Aerospace & Defense - 1.3%
General Dynamics Corp.	190	32,522
United Technologies Corp.	1,668	196,941
		229,463
Airlines - 0.6%
American Airlines Group, Inc.	2,781	99,476
Construction & Engineering - 0.6%
AECOM (a)	3,383	103,554
Electrical Equipment - 0.6%
Sensata Technologies, Inc. PLC (a)	2,092	99,370
Industrial Conglomerates - 1.2%
General Electric Co.	17,267	175,433
Honeywell International, Inc.	191	27,433
		202,866
Machinery - 0.4%
WABCO Holdings, Inc. (a)	572	65,340
Marine - 0.4%
A.P. Moller - Maersk A/S Series B	55	73,556
Professional Services - 0.7%
Nielsen Holdings PLC	4,503	115,637
Road & Rail - 1.0%
Norfolk Southern Corp.	1,019	170,927
Trading Companies & Distributors - 0.7%
HD Supply Holdings, Inc. (a)	2,928	122,800

TOTAL INDUSTRIALS		1,282,989

INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 1.1%
Cisco Systems, Inc.	4,151	196,301
Electronic Equipment & Components - 0.6%
TE Connectivity Ltd.	1,194	96,654
IT Services - 3.1%
Amdocs Ltd.	4,027	225,029
Cognizant Technology Solutions Corp. Class A	1,707	118,944
Conduent, Inc. (a)	3,700	47,175
IBM Corp.	994	133,613
		524,761
Semiconductors & Semiconductor Equipment - 2.8%
Analog Devices, Inc.	506	50,023
Broadcom, Inc.	399	107,032
Intel Corp.	2,601	122,559
NXP Semiconductors NV	1,745	151,867
Qualcomm, Inc.	859	42,538
		474,019
Software - 1.2%
Microsoft Corp.	642	67,044
Oracle Corp.	408	20,494
SS&C Technologies Holdings, Inc.	2,173	111,888
		199,426
Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp.	889	39,996

TOTAL INFORMATION TECHNOLOGY		1,531,157

MATERIALS - 3.9%
Chemicals - 3.1%
DowDuPont, Inc.	5,233	281,588
LyondellBasell Industries NV Class A	753	65,488
Nutrien Ltd.	1,966	101,850
Westlake Chemical Corp.	982	72,570
		521,496
Construction Materials - 0.3%
Eagle Materials, Inc.	722	51,262
Containers & Packaging - 0.5%
Crown Holdings, Inc. (a)	1,764	89,964

TOTAL MATERIALS		662,722

REAL ESTATE - 4.7%
Equity Real Estate Investment Trusts (REITs) - 4.2%
American Tower Corp.	609	105,260
Boston Properties, Inc.	821	108,265
Colony Capital, Inc.	2,080	12,626
Corporate Office Properties Trust (SBI)	2,350	58,022
DDR Corp.	3,167	41,393
Essex Property Trust, Inc.	222	60,206
Prologis, Inc.	1,580	109,273
Public Storage	268	56,955
Spirit Realty Capital, Inc.	374	14,855
Store Capital Corp.	878	28,377
The Macerich Co.	838	38,682
Welltower, Inc.	1,083	83,922
		717,836
Real Estate Management & Development - 0.5%
Cushman & Wakefield PLC	2,247	38,738
VICI Properties, Inc.	2,323	50,014
		88,752

TOTAL REAL ESTATE		806,588

UTILITIES - 6.0%
Electric Utilities - 4.4%
Edison International	1,075	61,243
Evergy, Inc.	2,819	161,585
NextEra Energy, Inc.	1,282	229,452
PPL Corp.	4,996	156,475
Vistra Energy Corp. (a)	5,491	137,879
		746,634
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	1,109	45,369
Multi-Utilities - 1.4%
Ameren Corp.	1,645	114,064
Sempra Energy	1,031	120,606
		234,670

TOTAL UTILITIES		1,026,673

TOTAL COMMON STOCKS
(Cost $15,896,382)		16,302,527
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.36% to 2.38% 3/21/19 to 4/11/19 (b)
(Cost $19,923)	20,000	19,924
	Shares	Value

Money Market Funds - 4.1%
Fidelity Cash Central Fund, 2.43% (c)
(Cost $693,702)	693,575	693,713
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $16,610,007)		17,016,164
NET OTHER ASSETS (LIABILITIES) - 0.4%		73,644
NET ASSETS - 100%		$17,089,808

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 1000 Value Index Contracts (United States)	2	March 2019	$117,670	$9,583	$9,583

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $135,941.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,924.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$13,204
Total	$13,204

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,190,038	$1,190,038	$--	$--
Consumer Discretionary	934,079	934,079	--	--
Consumer Staples	1,179,007	1,179,007	--	--
Energy	1,609,972	1,609,972	--	--
Financials	3,750,243	3,750,243	--	--
Health Care	2,329,059	2,329,059	--	--
Industrials	1,282,989	1,209,433	73,556	--
Information Technology	1,531,157	1,531,157	--	--
Materials	662,722	662,722	--	--
Real Estate	806,588	806,588	--	--
Utilities	1,026,673	1,026,673	--	--
U.S. Government and Government Agency Obligations	19,924	--	19,924	--
Money Market Funds	693,713	693,713	--	--
Total Investments in Securities:	$17,016,164	$16,922,684	$93,480	$--
Derivative Instruments:
Assets
Futures Contracts	$9,583	$9,583	$--	$--
Total Assets	$9,583	$9,583	$--	$--
Total Derivative Instruments:	$9,583	$9,583	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$9,583	$0
Total Equity Risk	9,583	0
Total Value of Derivatives	$9,583	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.3%
Canada	3.1%
United Kingdom	2.6%
Ireland	1.8%
Bailiwick of Guernsey	1.3%
Netherlands	1.3%
Liberia	1.0%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $15,916,305)	$16,322,451
Fidelity Central Funds (cost $693,702)	693,713
Total Investment in Securities (cost $16,610,007)		$17,016,164
Cash		86,017
Receivable for investments sold		75,411
Receivable for fund shares sold		7,965
Dividends receivable		17,207
Distributions receivable from Fidelity Central Funds		1,628
Receivable for daily variation margin on futures contracts		890
Total assets		17,205,282
Liabilities
Payable for investments purchased	$115,324
Payable for fund shares redeemed	148
Other payables and accrued expenses	2
Total liabilities		115,474
Net Assets		$17,089,808
Net Assets consist of:
Paid in capital		$16,857,030
Total distributable earnings (loss)		232,778
Net Assets, for 1,659,231 shares outstanding		$17,089,808
Net Asset Value, offering price and redemption price per share ($17,089,808 ÷ 1,659,231 shares)		$10.30

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends		$322,939
Interest		365
Income from Fidelity Central Funds		13,204
Total income		336,508
Expenses
Independent trustees' fees and expenses	$84
Commitment fees	41
Total expenses		125
Net investment income (loss)		336,383
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(58,927)
Fidelity Central Funds	(5)
Foreign currency transactions	(108)
Futures contracts	(31,786)
Total net realized gain (loss)		(90,826)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(393,905)
Fidelity Central Funds	11
Futures contracts	8,342
Total change in net unrealized appreciation (depreciation)		(385,552)
Net gain (loss)		(476,378)
Net increase (decrease) in net assets resulting from operations		$(139,995)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	For the period March 7, 2017 (commencement of operations) to January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$336,383	$78,257
Net realized gain (loss)	(90,826)	(12,783)
Change in net unrealized appreciation (depreciation)	(385,552)	801,292
Net increase (decrease) in net assets resulting from operations	(139,995)	866,766
Distributions to shareholders	(399,106)	–
Distributions to shareholders from net investment income	–	(70,439)
Distributions to shareholders from net realized gain	–	(8,025)
Total distributions	(399,106)	(78,464)
Share transactions
Proceeds from sales of shares	20,702,647	10,990,695
Reinvestment of distributions	399,106	78,464
Cost of shares redeemed	(14,140,048)	(1,190,257)
Net increase (decrease) in net assets resulting from share transactions	6,961,705	9,878,902
Total increase (decrease) in net assets	6,422,604	10,667,204
Net Assets
Beginning of period	10,667,204	–
End of period	$17,089,808	$10,667,204
Other Information
Undistributed net investment income end of period		$7,814
Shares
Sold	1,984,561	1,065,066
Issued in reinvestment of distributions	39,595	7,354
Redeemed	(1,324,028)	(113,317)
Net increase (decrease)	700,128	959,103

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Large Cap Value Fund

Years ended January 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.12	$10.00
Income from Investment Operations
Net investment income (loss)B	.23	.18
Net realized and unrealized gain (loss)	(.74)	1.03
Total from investment operations	(.51)	1.21
Distributions from net investment income	(.26)	(.08)
Distributions from net realized gain	(.06)	(.01)
Total distributions	(.31)C	(.09)
Net asset value, end of period	$10.30	$11.12
Total ReturnD	(4.49)%	12.12%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G,H
Expenses net of fee waivers, if any	- %G	- %G,H
Expenses net of all reductions	- %G	- %G,H
Net investment income (loss)	2.16%	1.95%H
Supplemental Data
Net assets, end of period (000 omitted)	$17,090	$10,667
Portfolio turnover rateI	130%	56%H

 A For the period March 7, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.31 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.058 per share.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Flex Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, market discount, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,098,230
Gross unrealized depreciation	(854,868)
Net unrealized appreciation (depreciation)	$243,362
Tax Cost	$16,772,802

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$243,362

The Fund intends to elect to defer to its next fiscal year $10,582 of capital losses recognized during the period November 1, 2018 to January 31, 2019.

The tax character of distributions paid was as follows:

	January 31, 2019	January 31, 2018(a)
Ordinary Income	$327,510	$ 77,572
Long-term Capital Gains	71,596	892
Total	$399,106	$ 78,464

 (a) For the period March 7, 2017 (commencement of operations) to January 31, 2018.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $26,074,262 and $19,112,557, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $670 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $41 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In March 2019, the Fund's Board of Trustees approved a Plan of Liquidation and Dissolution whereby the Fund will distribute all of its net assets and those proceeds will be used to purchase shares of Fidelity Flex Large Cap Value II Fund on or about June 27, 2019.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Flex Large Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Large Cap Value Fund (one of the funds constituting Fidelity Devonshire Trust, referred to hereafter as the "Fund") as of January 31, 2019, the related statement of operations for the year ended January 31, 2019 and the statement of changes in net assets and the financial highlights for the year ended January 31, 2019 and for the period March 7, 2017 (commencement of operations) through January 31, 2018, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, the results of its operations for the year ended January 31, 2019, and the changes in its net assets and the financial highlights for the year ended January 31, 2019 and for the period March 7, 2017 (commencement of operations) through January 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Actual	- %-C	$1,000.00	$967.00	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2019, $65,468, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 85% and 78% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 88% of the dividends distributed in March and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Large Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively to certain Fidelity fee-based programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of the program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ZXU-ANN-0319
1.9881563.101

Fidelity® Mid Cap Value K6 Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Life of fundA
Fidelity® Mid Cap Value K6 Fund	(10.82)%	1.18%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$10,200	Fidelity® Mid Cap Value K6 Fund
$10,545	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -2.31% for the 12 months ending January 31, 2019, as the U.S. equity bellwether began the new year on a high note after enduring a final quarter of 2018 in which resurgent volatility upset the aging bull market. In October, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But conditions worsened through Christmas, as jitters about the economy and another hike in rates led to a spike in market volatility and a -9.03% result for December. Sharply reversing course to begin 2019, the S&P 500® gained 8.01% in January, its strongest opening month since 1987, amid upbeat company earnings/outlooks and signs the Fed may pause on rates. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: materials (-14%), energy (-12%), financials (-11%) and industrials (-8%). Meanwhile, communication services – which includes dividend-rich telecom stocks – and consumer staples returned about -5%. In contrast, the defensive utilities (+11%), real estate (+10%) and health care (+5%) sectors led the way. Information technology and consumer discretionary were rattled in the late-2018 downturn, but earlier strength resulted in each advancing about 3%.

Comments from Portfolio Manager Kevin Walenta:  For the fiscal year, the fund returned -10.82%, notably trailing the -5.43% result of the benchmark Russell Midcap® Value Index. The fund had more of a value bias than the benchmark, which meant the stocks it owned were generally cheaper than the benchmark average. This hurt relative performance in a period where value was out of favor. We had particularly disappointing stock picks within the financials, real estate and information technology sectors. Among the biggest individual detractors were overweight stakes in asset management company Invesco (-47%), which was pressured by increased price competition and the late-2018 stock market decline, as well as real estate services company Realogy Holdings (-35%), which underperformed amid weaker housing market data. Conversely, security selection in the energy and utilities sectors aided the fund’s relative performance. Specifically within energy, our bias toward refiners was a plus, as declining oil prices helped the group. The portfolio’s top individual contributor was Ameren, an electric utility and the fund’s biggest position at period-end. Its shares gained 26% for the year, benefiting from an improved regulatory environment in Missouri that fueled expectations for more capital deployment in the state and stronger future revenue and earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2019

% of fund's net assets
Ameren Corp.	2.5
CBRE Group, Inc.	2.4
M&T Bank Corp.	2.2
Lear Corp.	2.0
Universal Health Services, Inc. Class B	2.0
Ingersoll-Rand PLC	2.0
Synchrony Financial	1.9
AMETEK, Inc.	1.9
HollyFrontier Corp.	1.8
VEREIT, Inc.	1.8
20.5

Top Five Market Sectors as of January 31, 2019

% of fund's net assets
Financials	17.7
Real Estate	14.1
Industrials	13.1
Utilities	11.3
Consumer Discretionary	8.5

Asset Allocation (% of fund's net assets)

As of January 31, 2019 *
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 6.9%

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
COMMUNICATION SERVICES - 1.7%
Media - 1.7%
Omnicom Group, Inc.	10,879	$847,257
CONSUMER DISCRETIONARY - 8.5%
Auto Components - 3.0%
BorgWarner, Inc.	6,673	272,926
Gentex Corp.	8,350	176,853
Lear Corp.	6,537	1,006,240
		1,456,019
Household Durables - 1.6%
NVR, Inc. (a)	60	159,600
Toll Brothers, Inc.	16,306	602,344
		761,944
Specialty Retail - 3.9%
Best Buy Co., Inc.	12,991	769,587
Dick's Sporting Goods, Inc.	10,631	375,381
Williams-Sonoma, Inc. (b)	14,018	763,000
		1,907,968

TOTAL CONSUMER DISCRETIONARY		4,125,931

CONSUMER STAPLES - 5.5%
Beverages - 1.1%
Molson Coors Brewing Co. Class B	7,632	508,368
Food Products - 4.4%
Ingredion, Inc.	6,475	641,025
The J.M. Smucker Co.	6,437	675,113
Tyson Foods, Inc. Class A	13,577	840,688
		2,156,826

TOTAL CONSUMER STAPLES		2,665,194

ENERGY - 5.7%
Energy Equipment & Services - 0.5%
RPC, Inc. (b)	21,086	227,518
Oil, Gas & Consumable Fuels - 5.2%
Cimarex Energy Co.	10,596	798,303
HollyFrontier Corp.	15,624	880,256
Murphy Oil Corp.	6,268	171,430
PBF Energy, Inc. Class A	18,310	670,512
Peabody Energy Corp.	1,300	46,410
		2,566,911

TOTAL ENERGY		2,794,429

FINANCIALS - 17.7%
Banks - 3.9%
Huntington Bancshares, Inc.	18,300	242,292
M&T Bank Corp.	6,712	1,104,392
PacWest Bancorp	7,088	273,526
Umpqua Holdings Corp.	16,472	291,225
		1,911,435
Capital Markets - 4.3%
Affiliated Managers Group, Inc.	3,067	321,882
Franklin Resources, Inc.	6,600	195,426
Invesco Ltd.	27,659	503,947
Lazard Ltd. Class A	15,395	612,567
Legg Mason, Inc.	16,283	485,233
		2,119,055
Consumer Finance - 3.6%
Discover Financial Services	12,323	831,679
Synchrony Financial	31,145	935,596
		1,767,275
Insurance - 5.6%
Allstate Corp.	1,100	96,657
American Financial Group, Inc.	2,400	228,936
American National Insurance Co.	3,084	429,262
Everest Re Group Ltd.	800	175,240
First American Financial Corp.	16,596	831,128
Hartford Financial Services Group, Inc.	10,697	501,903
Torchmark Corp.	5,415	453,560
		2,716,686
Mortgage Real Estate Investment Trusts - 0.3%
Chimera Investment Corp.	7,600	144,628

TOTAL FINANCIALS		8,659,079

HEALTH CARE - 5.4%
Biotechnology - 0.9%
United Therapeutics Corp. (a)	3,995	460,743
Health Care Providers & Services - 3.6%
Laboratory Corp. of America Holdings (a)	5,578	777,294
Universal Health Services, Inc. Class B	7,474	990,529
		1,767,823
Pharmaceuticals - 0.9%
Jazz Pharmaceuticals PLC (a)	3,310	416,696

TOTAL HEALTH CARE		2,645,262

INDUSTRIALS - 13.1%
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	1,100	95,447
Airlines - 0.2%
Southwest Airlines Co.	1,700	96,492
Building Products - 0.4%
Masco Corp.	6,608	214,165
Commercial Services & Supplies - 0.7%
Deluxe Corp.	6,674	313,478
Electrical Equipment - 3.3%
Acuity Brands, Inc.	4,149	501,656
AMETEK, Inc.	12,567	916,134
Regal Beloit Corp.	2,500	191,900
		1,609,690
Machinery - 7.2%
Allison Transmission Holdings, Inc.	3,300	160,611
Crane Co.	1,335	110,485
Cummins, Inc.	5,507	810,135
Ingersoll-Rand PLC	9,888	989,196
Oshkosh Corp.	3,559	267,103
Parker Hannifin Corp.	3,003	494,924
Snap-On, Inc.	4,227	701,640
		3,534,094
Professional Services - 0.4%
Manpower, Inc.	2,419	191,174
Trading Companies & Distributors - 0.7%
MSC Industrial Direct Co., Inc. Class A	4,189	349,740

TOTAL INDUSTRIALS		6,404,280

INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.1%
F5 Networks, Inc. (a)	3,436	553,024
IT Services - 5.0%
Amdocs Ltd.	12,161	679,557
Cognizant Technology Solutions Corp. Class A	1,800	125,424
DXC Technology Co.	13,121	841,319
Leidos Holdings, Inc.	11,282	654,356
Maximus, Inc.	1,700	119,221
		2,419,877
Semiconductors & Semiconductor Equipment - 0.9%
Skyworks Solutions, Inc.	6,108	446,128
Technology Hardware, Storage & Peripherals - 1.2%
Western Digital Corp.	13,533	608,850

TOTAL INFORMATION TECHNOLOGY		4,027,879

MATERIALS - 6.9%
Chemicals - 4.7%
Huntsman Corp.	39,599	869,990
Innospec, Inc.	7,098	498,776
Olin Corp.	7,301	172,377
Westlake Chemical Corp.	10,044	742,252
		2,283,395
Containers & Packaging - 0.7%
Packaging Corp. of America	1,000	94,320
Sonoco Products Co.	4,277	246,270
		340,590
Metals & Mining - 1.4%
Nucor Corp.	7,121	436,090
Steel Dynamics, Inc.	6,797	248,702
		684,792
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	3,000	73,140

TOTAL MATERIALS		3,381,917

REAL ESTATE - 14.1%
Equity Real Estate Investment Trusts (REITs) - 8.7%
Apple Hospitality (REIT), Inc.	40,953	672,039
Brixmor Property Group, Inc.	24,469	419,154
Gaming & Leisure Properties	17,972	673,950
Hospitality Properties Trust (SBI)	16,306	434,718
Park Hotels & Resorts, Inc.	27,410	824,219
Public Storage	1,716	364,684
VEREIT, Inc.	108,797	879,080
		4,267,844
Real Estate Management & Development - 5.4%
CBRE Group, Inc. (a)	25,184	1,152,168
Jones Lang LaSalle, Inc.	5,595	802,379
Realogy Holdings Corp. (b)	38,550	684,263
		2,638,810

TOTAL REAL ESTATE		6,906,654

UTILITIES - 11.3%
Electric Utilities - 2.0%
OGE Energy Corp.	19,802	810,892
Otter Tail Corp.	800	38,760
Portland General Electric Co.	2,648	127,951
		977,603
Gas Utilities - 1.1%
National Fuel Gas Co.	3,001	171,957
UGI Corp.	6,908	393,963
		565,920
Independent Power and Renewable Electricity Producers - 1.4%
NRG Energy, Inc.	16,787	686,756
Multi-Utilities - 6.8%
Ameren Corp.	17,331	1,201,727
Avangrid, Inc.	1,400	69,818
CenterPoint Energy, Inc.	19,371	598,951
MDU Resources Group, Inc.	28,303	727,670
WEC Energy Group, Inc.	9,788	714,818
		3,312,984

TOTAL UTILITIES		5,543,263

TOTAL COMMON STOCKS
(Cost $49,703,893)		48,001,145

Money Market Funds - 6.0%
Fidelity Cash Central Fund, 2.43% (c)	895,434	895,613
Fidelity Securities Lending Cash Central Fund 2.43% (c)(d)	2,008,767	2,008,968
TOTAL MONEY MARKET FUNDS
(Cost $2,904,581)		2,904,581
TOTAL INVESTMENT IN SECURITIES - 104.1%
(Cost $52,608,474)		50,905,726
NET OTHER ASSETS (LIABILITIES) - (4.1)%		(1,981,607)
NET ASSETS - 100%		$48,924,119

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$24,201
Fidelity Securities Lending Cash Central Fund	6,447
Total	$30,648

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value (including securities loaned of $1,994,606) — See accompanying schedule: Unaffiliated issuers (cost $49,703,893)	$48,001,145
Fidelity Central Funds (cost $2,904,581)	2,904,581
Total Investment in Securities (cost $52,608,474)		$50,905,726
Receivable for investments sold		621,886
Receivable for fund shares sold		149,236
Dividends receivable		17,821
Distributions receivable from Fidelity Central Funds		2,288
Other receivables		1,486
Total assets		51,698,443
Liabilities
Payable for investments purchased	$611,311
Payable for fund shares redeemed	134,097
Accrued management fee	20,001
Collateral on securities loaned	2,008,915
Total liabilities		2,774,324
Net Assets		$48,924,119
Net Assets consist of:
Paid in capital		$55,457,053
Total distributable earnings (loss)		(6,532,934)
Net Assets, for 4,968,964 shares outstanding		$48,924,119
Net Asset Value, offering price and redemption price per share ($48,924,119 ÷ 4,968,964 shares)		$9.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Dividends		$1,704,743
Income from Fidelity Central Funds		30,648
Total income		1,735,391
Expenses
Management fee	$313,684
Independent trustees' fees and expenses	386
Commitment fees	156
Total expenses before reductions	314,226
Expense reductions	(8,793)
Total expenses after reductions		305,433
Net investment income (loss)		1,429,958
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,723,138)
Fidelity Central Funds	155
Total net realized gain (loss)		(4,722,983)
Change in net unrealized appreciation (depreciation) on investment securities		(5,421,187)
Net gain (loss)		(10,144,170)
Net increase (decrease) in net assets resulting from operations		$(8,714,212)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	For the period May 25, 2017 (commencement of operations) to January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,429,958	$309,300
Net realized gain (loss)	(4,722,983)	208,072
Change in net unrealized appreciation (depreciation)	(5,421,187)	3,718,439
Net increase (decrease) in net assets resulting from operations	(8,714,212)	4,235,811
Distributions to shareholders	(1,713,265)	–
Distributions to shareholders from net investment income	–	(341,268)
Total distributions	(1,713,265)	(341,268)
Share transactions
Proceeds from sales of shares	31,073,572	72,219,816
Reinvestment of distributions	1,713,265	341,268
Cost of shares redeemed	(40,998,020)	(8,892,848)
Net increase (decrease) in net assets resulting from share transactions	(8,211,183)	63,668,236
Total increase (decrease) in net assets	(18,638,660)	67,562,779
Net Assets
Beginning of period	67,562,779	–
End of period	$48,924,119	$67,562,779
Other Information
Distributions in excess of net investment income end of period		$(18,318)
Shares
Sold	2,915,882	6,754,384
Issued in reinvestment of distributions	177,982	30,662
Redeemed	(4,080,030)	(829,916)
Net increase (decrease)	(986,166)	5,955,130

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Mid Cap Value K6 Fund

Years ended January 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.35	$10.00
Income from Investment Operations
Net investment income (loss)B	.21	.11
Net realized and unrealized gain (loss)	(1.44)	1.33
Total from investment operations	(1.23)	1.44
Distributions from net investment income	(.22)	(.09)
Distributions from net realized gain	(.05)	–
Total distributions	(.27)	(.09)
Net asset value, end of period	$9.85	$11.35
Total ReturnC,D	(10.82)%	14.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.45%G
Expenses net of fee waivers, if any	.45%	.45%G
Expenses net of all reductions	.44%	.45%G
Net investment income (loss)	2.05%	1.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$48,924	$67,563
Portfolio turnover rateH	89%I	142%G,I

 A For the period May 25, 2017 (commencement of operations) to January 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Mid Cap Value K6 Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,553,785
Gross unrealized depreciation	(4,599,486)
Net unrealized appreciation (depreciation)	$(2,045,701)
Tax Cost	$52,951,427

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(4,435,593)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,045,701)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(3,994,076)
Long-term	(441,517)
Total capital loss carryforward	$(4,435,593)

Due to large redemptions in the period, approximately $4,189,850 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $1,170,413 of those capital losses per year to offset capital gains.

The Fund intends to elect to defer to its next fiscal year $51,640 of capital losses recognized during the period January 1, 2019 to January 31, 2019.

The tax character of distributions paid was as follows:

	January 31, 2019	January 31, 2018 (a)
Ordinary Income	$1,713,265	$ 341,268
Total	$1,713,265	$ 341,268

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $59,017,041 and $88,341,007, respectively.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $21,501,311 in exchange for 1,998,263 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an unaffiliated entity completed an exchange in-kind with the Fund. The unaffiliated entity delivered investments and cash, valued at $9,318,982 in exchange for 874,201 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,141 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $33,895,948 in exchange for 3,323,132 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $156 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,447, including $102 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,749 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $44.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Mid Cap Value K6 Fund (the "Fund"), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 5, 2017 (commencement of operations) to January 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 5, 2017 (commencement of operations) to January 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 287 funds. Mr. Wiley oversees 195 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Actual	.45%	$1,000.00	$925.60	$2.18
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 3% and 80% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 2% and 88% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Value K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended June 30, 2018, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Mid Cap Value K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month period ended June 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Mid Cap Value K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

In connection with the renewal of the Advisory Contracts, the Board also approved amendments to the management contract for the fund to clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program. The Board considered that the amendments would not change the services provided to the fund or the party responsible for making such payments under the current management contract.

The Board noted that the fund's total expense ratio ranked below the competitive median for the 12-month period ended June 30, 2018.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (iii) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (iv) the methodology with respect to the evaluation of competitive fund data and peer group classifications and fee comparisons; (v) the expense structures for different funds and classes; (vi) information regarding other accounts managed by Fidelity, including collective investment trusts; and (vii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

MCVK6-ANN-0319
1.9883983.101

Item 2.

Code of Ethics

As of the end of the period, January 31, 2019, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Flex Mid Cap Value Fund, Fidelity Mid Cap Value K6 Fund, Fidelity Series All-Sector Equity Fund and Fidelity Series Value Discovery Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Value Fund	$37,000	$100	$5,200	$1,000
Fidelity Mid Cap Value K6 Fund	$50,000	$100	$5,200	$1,000
Fidelity Series All-Sector Equity Fund	$44,000	$100	$5,100	$1,300
Fidelity Series Value Discovery Fund	$53,000	$100	$9,200	$1,400

January 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Mid Cap Value Fund	$33,000	$-	$4,800	$800
Fidelity Mid Cap Value K6 Fund	$33,000	$-	$4,800	$600
Fidelity Series All-Sector Equity Fund	$45,000	$100	$5,100	$1,300
Fidelity Series Value Discovery Fund	$47,000	$100	$9,100	$1,400

A Amounts may reflect rounding.

B Fidelity Flex Mid Cap Value Fund commenced operations on March 8, 2017 and Fidelity Mid Cap Value K6 Fund commenced operations on May 25, 2017.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Flex Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the “Funds”):

Services Billed by PwC

January 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$64,000	$5,700	$4,500	$2,800
Fidelity Flex Large Cap Value Fund	$42,000	$3,200	$2,600	$1,600
Fidelity Mid Cap Value Fund	$49,000	$4,300	$5,700	$2,100
Fidelity Series Stock Selector Large Cap Value Fund	$43,000	$2,500	$2,600	$1,200
Fidelity Stock Selector Large Cap Value Fund	$49,000	$4,300	$3,300	$2,100

January 31, 2018 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$66,000	$6,000	$7,800	$2,900
Fidelity Flex Large Cap Value Fund	$37,000	$2,800	$2,600	$1,300
Fidelity Mid Cap Value Fund	$61,000	$4,500	$3,500	$2,200
Fidelity Series Stock Selector Large Cap Value Fund	$45,000	$4,100	$3,700	$2,000
Fidelity Stock Selector Large Cap Value Fund	$51,000	$4,500	$3,300	$2,200

A Amounts may reflect rounding.

B Fidelity Flex Large Cap Value Fund commenced operations on March 7, 2017.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2019A	January 31, 2018A,B
Audit-Related Fees	$290,000	$3,000
Tax Fees	$5,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Mid Cap Value Fund and Fidelity Mid Cap Value K6 Fund’s commencement of operations.

Services Billed by PwC

	January 31, 2019A	January 31, 2018A,B
Audit-Related Fees	$7,930,000	$8,510,000
Tax Fees	$20,000	$115,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Large Cap Value Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2019A	January 31, 2018A,B
Deloitte Entities	$785,000	$335,000
PwC	$11,175,000	$10,865,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Mid Cap Value Fund, Fidelity Mid Cap Value K6 Fund and Fidelity Flex Large Cap Value Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	March 27, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 27, 2019